UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23078

Virtus ETF Trust II

(Exact name of registrant as specified in charter)

31 West 52nd Street, 16th Floor
New York, NY 10019

(Address of principal executive offices) (Zip code)

Virtus ETF Trust II

c/o Corporation Service Company

2711 Centerville Road, Suite 400

Wilmington, DE 19808

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 593-4383

Date of fiscal year end: July 31

Date of reporting period: July 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

Virtus ETF Trust II

VIRTUS DUFF & PHELPS CLEAN ENERGY ETF

VIRTUS NEWFLEET ABS/MBS ETF

VIRTUS NEWFLEET HIGH YIELD BOND ETF

VIRTUS SEIX SENIOR LOAN ETF

VIRTUS STONE HARBOR EMERGING MARKETS HIGH YIELD BOND ETF

VIRTUS TERRANOVA U.S. QUALITY MOMENTUM ETF

ANNUAL REPORT
July 31, 2023

10

Shareholder Letter (unaudited)

September 2023

Dear Shareholder:

On behalf of Virtus ETF Advisers LLC (the “Adviser”), I am pleased to present the shareholder report for the Virtus ETF Trust II (the “Trust”) for the annual fiscal period ended July 31, 2023.

The Adviser is part of Virtus Investment Partners, a distinctive partnership of boutique investment managers singularly committed to the long-term success of individual and institutional investors.

The report provides financial statements and portfolio information for the following funds within the Trust:

•Virtus Duff & Phelps Clean Energy ETF (VCLN)

•Virtus Newfleet ABS/MBS ETF (VABS)

•Virtus Newfleet High Yield Bond ETF (BLHY)

•Virtus Seix Senior Loan ETF (SEIX)

•Virtus Stone Harbor Emerging Markets High Yield Bond ETF (VEMY) – This fund commenced operations on December 12, 2022 and seeks current income and capital appreciation by investing in emerging market high yield debt securities, both sovereign and corporate.

•Virtus Terranova U.S. Quality Momentum ETF (JOET)

On behalf of the Adviser and our fund Sub-Advisers, thank you for your investment. If you have questions, please contact your financial adviser, or call 1-888-383-0553. For more information about the funds and the other ETFs we offer, we invite you to visit our website, www.virtusetfs.com.

Sincerely,

William Smalley
President

Virtus ETF Trust II

This material must be accompanied or preceded by the prospectus.

Management’s Discussion of Fund Performance (unaudited)

July 31, 2023

Virtus Duff & Phelps Clean Energy ETF (VCLN)

How did the markets perform during the ETF’s fiscal year ended July 31, 2023?

The S&P Global Clean Energy Index (net) (the “Index”) declined 17.12% for the 12-month period. From a sector standpoint, the primary drivers of the Index’s negative performance were information technology and industrials. Rising interest rates were a consistent headwind for both sectors. Over the course of the fiscal year, the yield on the 10-year U.S. Treasury rose from about 2.6% to about 3.9%, and peaked at about 4.2%. This increase in rates pressured equity valuations. For the technology sector in particular, the increase in rates had an impact on consumer-facing companies like those in the rooftop solar market, where increased borrowing costs had a negative impact on demand. Further pressuring the rooftop solar sector was the fact that California, one of the largest rooftop solar markets in the U.S., enacted a significant policy change during the period that caused a temporary slowdown in demand and a corresponding increase in inventories.

On a positive note, the passage of the Inflation Reduction Act (IRA) in the U.S. was described by many companies as a “game-changer.” As a result, the European Union (EU) developed the Green Deal Industrial Plan which introduced measures similar to those of the IRA regarding increased renewable targets, local content rules, supply of critical raw materials, and access to funding. During the period, the IRA appeared to initiate a global pro-investment policy response that has the potential to positively impact clean energy for years to come.

What factors affected the performance of the ETF during its fiscal year?

For the 12 months through July 31, 2023, the Fund generated a total return of -13.55% based on net asset value and -13.91% based on market price, versus -17.12% for its benchmark, the S&P Global Clean Energy Index (net).

Two of the Fund’s strongest contributors during the period were First Solar and Iberdrola. The IRA was a game-changer for First Solar as it provided the company with a distinct competitive advantage as the only large U.S. manufacturer of solar panels. First Solar demonstrated one of the most visible earnings-growth profiles in the clean-energy industry during the period, as evidenced by its fully contracted backlog through at least 2026. Iberdrola posted strong results for fiscal year 2022, including a dividend that was nicely above consensus. Iberdrola continued to benefit from its global renewables build-out plan, while higher inflationary costs were more than absorbed by higher electric power sales prices.

Two of the largest detractors from Fund performance during the 12-month period were Enphase Energy and SolarEdge Technologies. Both companies are the leading technology and equipment providers to the U.S. rooftop solar industry. As mentioned, the increase in interest rates and change in California’s rooftop solar policy had a negative impact on the performance for both companies.

The preceding information is the opinion of the investment adviser and sub-adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the investment adviser makes no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Performance as of 7/31/2023

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	S&P Global Clean Energy Index (net)(1)
1 Year	-13.55%	-13.91%	-17.12%
Since Inception(2)	-8.82%	-8.88%	-9.98%

(1)The S&P Global Clean Energy Index (net) is designed to measure the performance of companies in global clean energy-related businesses from both developed and emerging markets, with a target constituent count of 100, calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

(2)Commencement of operations on August 3, 2021.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Management’s Discussion of Fund Performance (unaudited) (continued)

July 31, 2023

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Clean Energy Industry: Developments in the clean energy segment could adversely affect the price and valuations of portfolio holdings. These developments include swift price and supply fluctuations caused by events relating to international politics, the success of project development and tax and other governmental regulatory policies. There could also be weak demand for clean energy company products or services, the obsolescence of existing technology or short product cycles, and falling prices and profits due to the supply of, and demand for, oil and gas along with competition from new market entrants.

Limited Number of Investments: Because the portfolio has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a portfolio with a greater number of securities.

Non-Diversified: The portfolio is not diversified and may be more susceptible to factors negatively impacting its holdings to the extent the portfolio invests more of its assets in the securities of fewer issuers than would a diversified portfolio.

Foreign & Emerging Markets: Investing in foreign securities, especially in emerging markets, subjects the portfolio to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.

Market Volatility: The value of the securities in the portfolio may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the portfolio and its investments, including hampering the ability of the portfolio’s manager(s) to invest the portfolio’s assets as intended.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Virtus Duff & Phelps Clean Energy ETF (continued)

Management’s Discussion of Fund Performance (unaudited) (continued)

July 31, 2023

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Virtus Duff & Phelps Clean Energy ETF (continued)

Management’s Discussion of Fund Performance (unaudited) (continued)

July 31, 2023

Virtus Newfleet ABS/MBS ETF (VABS)

How did the markets perform during the ETF’s fiscal year ended July 31, 2023?

Performance over the 12-month period can be defined by the higher move in interest rates and by the Federal Reserve’s (the Fed’s) continued use of quantitative tightening. The Fed’s target interest rate rose from 2.5% to 5.5% during the period, over the course of seven rate hikes. The yield on the two-year U.S. Treasury note went from 2.89% to 4.88% during the fiscal year. There were few areas with positive returns in mainstream fixed income as the Bloomberg U.S. Aggregate Bond Index returned -3.37%, while the securitized debt component of the Index returned -4.50%. Securities with greater sensitivity to changes in interest rates that offered higher yields were able to generate positive total returns.

The economy, as measured by gross domestic product (GDP), bounced back from two consecutive negative GDP quarters in the first half of 2022 to post four solid positive quarters averaging 2.6% growth through June 30, 2023. Inflation as measured by the Consumer Price Index (CPI) continued to ease, seeing only a 3% year-over-year increase as of June 2023.

Unemployment levels remained at record lows during the fiscal year, buoying consumer confidence. Consumer prices rose steadily while the market saw stable to rising prices for autos, housing, and rents. In turn, credit performance within the securitized markets remained strong as asset price inflation buttressed securitized deal structures. Investors retreated to consumer-backed assets during the second half of the fiscal year as fears of recession abated. The consumer proved resilient and security prices gained due to stronger fundamentals and favorable supply technical factors.

What factors affected the performance of the ETF during its fiscal year?

The securitized market experienced excellent credit performance and was the real driver of returns for the Fund versus the benchmark. The Fund’s return based on net asset value for the 12 months ended July 31, 2023, was 2.62%, and its return based on market price was 2.51%, versus a total return of 1.71% for the ICE BofA 1-3 Year A-BBB US Corporate Index, the Fund’s benchmark.

Positive contributors to the Fund’s returns included subordinate auto asset-backed securities (ABS), private label credit card ABS, and select holdings in floating rate commercial mortgage-backed securities (CMBS), including securities-backed leading regional super malls.

Primary detractors from the Fund’s relative performance included residential mortgage-backed securities (RMBS) with longer durations, or greater sensitivity to changes in interest rates. This included more interest rate-sensitive mortgage-backed securities (MBS) issued by Ellington Financial and Verus Securitization Trust.

The preceding information is the opinion of the investment adviser and sub-adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the investment adviser makes no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Performance as of 7/31/2023

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	ICE BofA 1-3 Year A-BBB US Corporate Index(1)
1 Year	2.62%	2.51%	1.71%
Since Inception(2)	-0.31%	-0.34%	-0.82%

(1)The ICE BofA 1-3 Year A-BBB US Corporate Index measures performance of U.S. corporate bond issues rated A through BBB, inclusive (based on an average of Moody’s, S&P and Fitch), with a remaining term to final maturity less than 3 years. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

(2)Commencement of operations on February 9, 2021.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Management’s Discussion of Fund Performance (unaudited) (continued)

July 31, 2023

MBS and ABS Risks: MBS and ABS may be less liquid than other bonds, and may be more sensitive than other bonds to the market’s perception of issuers and creditworthiness of payees, particularly in declining general economic conditions when concern regarding mortgagees’ ability to pay (e.g., the ability of homeowners, commercial mortgagees, consumers with student loans, automobile loans or credit card debtholders to make payments on the underlying loan pools) rises, which may result in the Fund experiencing difficulty selling or valuing these securities. MBS and ABS issued by participants in housing and commercial real estate finance, as well as asset-backed markets generally, have experienced extraordinary weakness and volatility at various times in recent years, and may decline quickly in the event of a substantial economic or market downturn.

Fixed Income Securities Risks: Risks of investments in fixed income securities include, without limitation, credit risk, interest rate risk, liquidity risk, maturity risk and prepayment risk. These risks could affect the value of investments in which the Fund invests, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Credit Risk: The value of fixed income securities is dependent on the creditworthiness of their issuers. A deterioration in the financial condition or credit rating of an issuer, changes in the market’s perception of the issuer’s financial strength, or a deterioration in general economic conditions may have an adverse effect on the value of the investment and may cause an issuer to fail to pay principal and interest when due.

Interest Rate Risk. The value of the Fund’s fixed income investments will generally vary inversely with the direction of prevailing interest rates. In general, rising interest rates will negatively impact the price of a fixed rate debt instrument and falling interest rates will have a positive effect on price. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are near historic lows. Adjustable rate instruments also react to interest rate changes in a similar manner, although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other factors). Interest rate sensitivity is generally more pronounced and less predictable in instruments with uncertain payment or prepayment schedules.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Virtus Newfleet ABS/MBS ETF (continued)

Management’s Discussion of Fund Performance (unaudited) (continued)

July 31, 2023

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Virtus Newfleet ABS/MBS ETF (continued)

Management’s Discussion of Fund Performance (unaudited) (continued)

July 31, 2023

Virtus Newfleet High Yield Bond ETF (BLHY)

How did the markets perform during the ETF’s fiscal year ended July 31, 2023?

The Bloomberg U.S. High Yield 2% Issuer Capped Bond Index generated a 4.42% return for the fiscal year ended July 31, 2023. The high yield market in general was volatile as investor fears of a recession continuously shifted. In addition, the banking system stress surrounding the collapse of Silicon Valley Bank drove heightened volatility in March of 2023. The high yield market largely rallied from late spring through the end of the fiscal year as a series of favorable economic data releases led investors to view a soft landing for the economy as the most likely scenario. The optimism was fueled by the fact that inflation appeared to recede during the period, while economic growth remained robust.

Credit spreads tightened by more than 1.00% during the fiscal year, which helped offset the rise in “risk-free” rates. Spread refers to the additional compensation of high yield bonds over U.S. Treasuries, which are considered the “risk-free” comparison from a credit risk perspective. Single-B-rated securities outperformed on a total return basis as they had less exposure to changes in interest rates than double-B-rated securities, and saw more spread tightening than triple-C-rated securities.

From an industry perspective, gaming, financial/lease, and leisure were the largest contributors to returns for the high yield market, while media cable, wirelines, and media other were the largest detractors. Looking at total returns, oil field services had the highest return, at over 20%, while media cable had the lowest, at -4.8%.

What factors affected the performance of the ETF during its fiscal year?

For the 12 months ended July 31, 2023, the Fund generated a total return of 6.31% based on net asset value and 6.37% based on market price, versus 4.42% for its benchmark, the Bloomberg U.S. High Yield 2% Issuer Capped Bond Index. The Fund outperformed its benchmark by more than 1.9% due to strong selection within the high yield rating tiers, especially triple-Cs, which returned over 10%. In addition, the Fund was underweight double-Bs relative to its benchmark, which were the worst performing rating tier. The Fund maintained some out-of-index exposures that were generally a drag on performance.

From an industry perspective, investments in health care, metals & mining, and industrial other were the largest contributors to Fund performance, while technology, leisure, and automotive were the largest detractors. From an individual security perspective, the top three contributors were bonds of New Enterprise Stone & Lime, Taseko Mines, and Global Infrastructure Solutions, while the bottom three contributors were Rackspace Technology, Hearthside Foods, and DISH DBS. Lastly, the Fund had a slightly lower duration, or sensitivity to changes in interest rates, than the Index, which contributed to the outperformance given the move higher in “risk-free” rates during the fiscal year.

The preceding information is the opinion of the investment adviser and sub-adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the investment adviser makes no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Performance as of 7/31/2023

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Bloomberg U.S. High-Yield 2% Issuer Capped Bond Index(1)
1 Year	6.31%	6.37%	4.42%
5 Year	2.42%	2.41%	3.40%
Since Inception(2)	2.64%	2.60%	4.10%

(1)The Bloomberg U.S. High-Yield 2% Issuer Capped Bond Index is a market capitalization-weighted index that measures fixed rate non-investment grade debt securities of U.S. and non-U.S. corporations. No single issuer accounts for more than 2% of market cap. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

(2)The Fund commenced operations on December 5, 2016.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most

Management’s Discussion of Fund Performance (unaudited) (continued)

July 31, 2023

current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Fixed Income Securities: Risks of investments in fixed income securities include, without limitation, credit risk, interest rate risk, liquidity risk, maturity risk and prepayment risk. These risks could affect the value of investments of the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Credit Risk: The value of fixed income securities is dependent on the creditworthiness of their issuers.A deterioration in the financial condition or credit rating of an issuer, changes in the market’s perception of the issuer’s financial strength, or a deterioration in general economic conditions may have an adverse effect on the value of the investment and may cause an issuer to fail to pay principal and interest when due.

Interest Rate Risk. The value of the Fund’s fixed income investments will generally vary inversely with the direction of prevailing interest rates.In general, rising interest rates will negatively impact the price of a fixed rate debt instrument and falling interest rates will have a positive effect on price.Risks associated with rising interest rates are heightened given that interest rates in the U.S.are near historic lows.Adjustable rate instruments also react to interest rate changes in a similar manner, although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other factors).Interest rate sensitivity is generally more pronounced and less predictable in instruments with uncertain payment or prepayment schedules.

Junk Bonds or High Yield Securities: High yield securities are generally subject to greater levels of credit quality risk than investment grade securities. The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated fixed income securities, and adverse conditions could make it difficult at times to sell these securities or could result in lower prices than higher-rated fixed income securities. These risks can reduce the value of the Fund’s shares and the income it earns.

Foreign Securities: Investments in foreign securities involve the risk of possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Fund from foreign markets, political or financial instability, or diplomatic and other developments which could affect such investments. Further, foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. These risks are generally greater in emerging markets.

Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans can carry significant credit and call risk, can be difficult to value and have longer settlement times than other investments, which can make loans relatively illiquid at times.

Loan Participation and Assignment: The principal risk associated with acquiring loan participation interests and assignments is the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for loan participation interests or assignments and, in some cases, this could result in the Fund disposing of such securities at a substantial discount from face value or holding such securities until maturity.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Virtus Newfleet High Yield Bond ETF (continued)

Management’s Discussion of Fund Performance (unaudited) (continued)

July 31, 2023

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Virtus Newfleet High Yield Bond ETF (continued)

Management’s Discussion of Fund Performance (unaudited) (continued)

July 31, 2023

Virtus Seix Senior Loan ETF (SEIX)

How did the markets perform during the ETF’s fiscal year ended July 31, 2023?

Fixed income markets saw some difficulty in 2022 and into 2023 as the Federal Reserve (the Fed) raised interest rates more than expected, culminating in a 5.00% increase in the Federal funds rate by the end of the 12-month period. Fixed rate debt struggled during the Fed’s continued rate hikes, but floating rate bank loan debt did well as its short duration, or lower sensitivity to changes in interest rates, and floating rate structure enabled it to take advantage of the hike in its short-term reference rates (LIBOR and SOFR). The Ukraine war, while continuing, became less of a major risk factor, as a resilient U.S. economy took center stage with growth, and inflation, being the main topics of discussion. While inflation declined from 2022’s high levels, the market remained concerned that inflation could be stickier for a longer period of time, thus keeping the Fed focused on rate hikes.

Investors witnessed a regional banking crisis in March 2023 after Silicon Valley Bank’s (SVB) bankruptcy filing awakened the market to a risk associated with the Fed’s increase in rates. Most banks categorize their investment holdings into two buckets: Available for Sale (AFS) and Held to Maturity (HTM). The AFS grouping is a smaller portion of the investment portfolio and is marked to market. In the case of rising interest rates, fixed rate debt will trade lower, with losses unrealized until sold, as lower prices are needed to offset the rise in rates. The AFS category assumes much of that mark-to-market loss. The HTM group, typically a much larger portion of a bank’s portfolio, is not marked to market. Should there be a need to immediately sell these securities during times of financial stress, losses may occur due to unexpected and unaccounted for reasons. Such was the case for SVB and eventually Signature Bank and First Republic Bank. This remained an issue in the marketplace through the end of the fiscal year, as the Fed continued to raise rates, placing pressure on banks’ investment portfolios.

Despite the rise in interest rates during the 12-month period, the U.S. economy continued to grow and inflationary pressures continued to linger. While there was a modest increase in defaults in the bank loan sector, they remained slightly below historical norms.

What factors affected the performance of the ETF during its fiscal year?

For the 12 months ended July 31, 2023, the ETF generated a total return of 9.46% based on net asset value and 9.60% based on market price, versus the ETF’s benchmark, the Credit Suisse Leveraged Loan Index, which returned 9.49%. The Fund’s focus on higher quality issues contributed positively to performance as concerns about strained consumers, a possible banking crisis, and fears of higher rates impacting the bottom line of floating rate debt issuers continue to swirl around the market. There were periods of low-quality rallies over the year as the recession anticipated in the first half of 2023 continued to be pushed further out. However, risk concerns eventually re-entered the conversation and the outperformance of higher quality assets resumed, thereby helping the Fund’s 12-month return.

The preceding information is the opinion of the investment adviser and sub-adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the investment adviser makes no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Performance as of 7/31/2023

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Credit Suisse Leveraged Loan Index(1)
1 Year	9.46%	9.60%	9.49%
Since Inception(2)	4.07%	4.12%	4.09%

(1)The Credit Suisse Leveraged Loan Index is a market-weighted index that tracks the investable universe of the U.S. dollar denominated leveraged loans. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

(2)Commencement of operations on April 24, 2019.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Management’s Discussion of Fund Performance (unaudited) (continued)

July 31, 2023

Fixed Income Securities: Risks of investments in fixed income securities include, without limitation, credit risk, interest rate risk, liquidity risk, maturity risk and prepayment risk. These risks could affect the value of investments of the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Junk Bonds or High Yield Securities: High yield securities are generally subject to greater levels of credit quality risk than investment grade securities. The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated fixed income securities, and adverse conditions could make it difficult at times to sell these securities or could result in lower prices than higher-rated fixed income securities. These risks can reduce the value of the Fund’s shares and the income it earns.

Foreign Securities: Investments in foreign securities involve the risk of possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Fund from foreign markets, political or financial instability, or diplomatic and other developments which could affect such investments. Further, foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. These risks are generally greater in emerging markets.

Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans can carry significant credit and call risk, can be difficult to value and have longer settlement times than other investments, which can make loans relatively illiquid at times.

Loan Participation and Assignment: The principal risk associated with acquiring loan participation interests and assignments is the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for loan participation interests or assignments and, in some cases, this could result in the Fund disposing of such securities at a substantial discount from face value or holding such securities until maturity.

Non-Diversified: The portfolio is not diversified and may be more susceptible to factors negatively impacting its holdings to the extent the portfolio invests more of its assets in the securities of fewer issuers than would a diversified portfolio.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Virtus Seix Senior Loan ETF (continued)

Management’s Discussion of Fund Performance (unaudited) (continued)

July 31, 2023

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Virtus Seix Senior Loan ETF (continued)

Management’s Discussion of Fund Performance (unaudited) (continued)

July 31, 2023

Virtus Stone Harbor Emerging Markets High Yield Bond ETF (VEMY)

Inception December 12, 2022

How did the markets perform during the ETF’s fiscal period from December 12, 2022, through July 31, 2023?

By the end of 2022, tentative signs of easing inflation in the U.S. prompted cautious optimism about the global inflation outlook, which led to forecasts of less aggressive monetary tightening in 2023. Nevertheless, stubbornly high inflation readings globally, banking sector stress stemming from the rapid increase in the U.S. Fed funds rate, and uncertainty over the outcome of the U.S. debt ceiling debate weighed on market sentiment in February and March of 2023.

Concerns over each of these issues subsided by the end of the fiscal period – particularly as inflation data appeared to suggest the effects of tightening were continuing to filter through the economy. These developments supported investor sentiment in emerging markets (EM) bond markets. In addition, during this time, markets pushed expectations for a possible U.S. recession further into the future. Further support to EM debt markets came from bilateral lenders and multilateral lenders, including the International Monetary Fund, which continued to lend to many of the most challenged EM sovereign credits, effectively reducing default risk.

Against this backdrop, EM debt spreads narrowed on average, reflecting lower perceived near-term default risks among sovereign and corporate borrowers.

What factors affected the performance of the ETF during the fiscal period?

The Fund outperformed its benchmark, the J.P. Morgan Hard Currency Credit 50-50 (EMBIG Diversified and CEMBI Broad Diversified) High Yield Index, as a result of country selection in hard currency sovereign debt and country exposure in hard currency corporate debt. Returns that were not explained by credit decisions were positive.

The top contributors to relative performance in hard currency sovereign debt included overweights in Argentina, El Salvador, and Pakistan. In hard currency corporate debt, an underweight exposure in China, overweight exposure and issue selection in Ghana, and issue selection in Jamaica all enhanced performance.

The top detractors from performance in hard currency sovereign debt included an overweight and issue selection in Ecuador, an underweight and issue selection in Sri Lanka, and an overweight and issue selection in Mexico. In hard currency corporate debt, overweight exposures and issue selection in Brazil and Mexico detracted most from relative performance. Underweight exposure in Ukraine also detracted from relative returns.

The preceding information is the opinion of the investment adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the investment adviser makes no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Performance as of 7/31/2023

	Cumulative Total Return*
	Fund Net Asset Value	Fund Market Price	J.P. Morgan Hard Currency Credit 50-50 (EMBIG Diversified and CEMBI Broad Diversified) High Yield Index(1)
Since Inception(2)	7.22%	7.49%	7.45%

*Total return calculated for a period of less than 1 year is not annualized

(1)The J.P. Morgan Hard Currency Credit 50-50 (EMBIG Diversified and CEMBI Broad Diversified) High Yield Index tracks liquid, US-dollar emerging market fixed and floating-rate debt instruments issued by corporate, sovereign, and quasi-sovereign entities. The index tracks instruments that are classified as high yield (HY) in the established J.P. Morgan EMBI Global Diversified and J.P. Morgan CEMBI Broad Diversified indices and combines them with an equal weight (50-50). The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

(2)Commencement of operations on December 12, 2022.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most

Management’s Discussion of Fund Performance (unaudited) (continued)

July 31, 2023

current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the Nasdaq Stock Market (“Nasdaq”), ordinarily 4:00 p.m. Eastern time, on each day during which the Nasdaq is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Emerging Markets Investing: Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Foreign Investing: Investing in foreign securities subjects the portfolio to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.

Junk Bonds or High Yield Securities: High yield securities are generally subject to greater levels of credit quality risk than investment grade securities.The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated fixed income securities, and adverse conditions could make it difficult at times to sell these securities or could result in lower prices than higher-rated fixed income securities.These risks can reduce the value of the Fund’s shares and the income it earns.

Non-Diversified: The portfolio is not diversified and may be more susceptible to factors negatively impacting its holdings to the extent the portfolio invests more of its assets in the securities of fewer issuers than would a diversified portfolio.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track.The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Virtus Stone Harbor Emerging Markets High Yield Bond ETF (continued)

Management’s Discussion of Fund Performance (unaudited) (continued)

July 31, 2023

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Virtus Stone Harbor Emerging Markets High Yield Bond ETF (continued)

Management’s Discussion of Fund Performance (unaudited) (continued)

July 31, 2023

Virtus Terranova U.S. Quality Momentum ETF (JOET)

How did the markets perform during the ETF’s fiscal year ended July 31, 2023?

U.S. equities rebounded during the first half of the fiscal year, surprising many investors after their sharp decline in 2022. The tech-heavy Nasdaq Composite® Index had its best half-year in 40 years. The U.S. economy proved resilient in the face of the Federal Reserve’s (the Fed’s) aggressive monetary policy tightening and was able to avoid a much-anticipated recession.

Higher interest rates set off a regional banking crisis in March 2023 with the collapses of Silicon Valley Bank, Signature Bank, and First Republic Bank. After hitting 40-year highs in the summer of 2022, inflation marched steadily down during the fiscal year. Investors were hopeful that this would provide an open door for the Fed to pause on lifting interest rates.

The S&P 500® Index returned 13.02% for the 12 months ended July 31, 2023, as the information technology and the communication services sectors were the best performers, while interest-rate sensitive groups including real estate and utilities were the leading detractors.

What factors affected the performance of the ETF during its fiscal year?

For the 12 months ended July 31, 2023, the Fund’s total return based on net asset value (NAV) was 9.72%. The Fund’s total return based on market price was 9.67%. For the same period, the Terranova U.S. Quality Momentum Index returned 10.17%. Tracking error largely reflected the Fund’s expense ratio and trading and management costs.

Positive contributors to Fund performance included positions in the financials, information technology, and consumer discretionary sectors. Arch Capital Group, Broadcom, and D.R. Horton were the largest contributors for the fiscal year.

Specific names in the consumer discretionary, information technology, consumer staples, and health care sectors detracted from Fund performance. The largest negative contributors were Tesla, Enphase Energy, and Advanced Micro Devices. The Fund no longer holds Enphase Energy at the fiscal year end.

The preceding information is the opinion of the investment adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the investment adviser makes no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Performance as of 7/31/2023

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Terranova U.S. Quality Momentum Index(1)
1 Year	9.72%	9.67%	10.17%
Since Inception(2)	7.32%	7.32%	7.76%

(1)The Terranova U.S. Quality Momentum Index is an equally weighted index designed to provide diversified exposure to quality momentum large-cap equities listed in the United States. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

(2)Commencement of operations on November 17, 2020.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the Nasdaq Stock Market (“Nasdaq”), ordinarily 4:00 p.m. Eastern time, on each day during which the Nasdaq is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Momentum Factor Investing: Momentum investing is subject to the risk that the securities may be more volatile than the market as a whole. There may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the portfolio may suffer.

Management’s Discussion of Fund Performance (unaudited) (continued)

July 31, 2023

Passive Strategy/Index Risk: A passive investment strategy seeking to track the performance of the underlying Index may result in the portfolio holding securities regardless of market conditions or their current or projected performance. This could cause the portfolio’s returns to be lower than if the portfolio employed an active strategy.

Momentum Factor Investing: Momentum investing is subject to the risk that the securities may be more volatile than the market as a whole. There may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the portfolio may suffer.

Quality Factor Investing Risk: Investing based on a quality factor is subject to the risk that the past performance of these companies’ securities does not continue or that the returns on a quality style of investing are less than returns on other styles of investing or the overall stock market .

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track.The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Virtus Terranova U.S. Quality Momentum ETF (continued)

Shareholder Expense Examples (unaudited)

We believe it is important for you to understand the impact of costs on your investment. All funds have operating expenses. As a shareholder of the Virtus Duff & Phelps Clean Energy ETF, Virtus Newfleet ABS/MBS ETF, Virtus Newfleet High Yield Bond ETF, Virtus Seix Senior Loan ETF, Virtus Stone Harbor Emerging Markets High Yield Bond ETF and Virtus Terranova U.S. Quality Momentum ETF (each, a “Fund”) you may incur two types of costs: (1) transaction costs, which include brokerage commissions that you pay when purchasing or selling shares of the Fund; and (2) ongoing costs, which include advisory fees and other fund expenses, if any. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held throughout the entire period (February 1, 2023 to July 31, 2023).

Actual expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line under each Fund in the table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds.

In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/01/23	Ending Account Value 7/31/23	Annualized Expense Ratios(2)	Expenses Paid During the Period(3)
Virtus Duff & Phelps Clean Energy ETF
Actual	$1,000.00	$902.70	0.59%	$2.78
Hypothetical(1)	$1,000.00	$1,021.87	0.59%	$2.96
Virtus Newfleet ABS/MBS ETF
Actual	$1,000.00	$1,022.40	0.39%	$1.96
Hypothetical(1)	$1,000.00	$1,022.86	0.39%	$1.96
Virtus Newfleet High Yield Bond ETF
Actual	$1,000.00	$1,031.20	0.49%	$2.47
Hypothetical(1)	$1,000.00	$1,022.36	0.49%	$2.46
Virtus Seix Senior Loan ETF
Actual	$1,000.00	$1,045.50	0.59%	$2.99
Hypothetical(1)	$1,000.00	$1,021.87	0.59%	$2.96
Virtus Stone Harbor Emerging Markets High Yield Bond ETF
Actual	$1,000.00	$1,023.10	0.59%	$2.96
Hypothetical(1)	$1,000.00	$1,021.87	0.59%	$2.96
Virtus Terranova U.S. Quality Momentum ETF
Actual	$1,000.00	$1,056.00	0.29%	$1.48
Hypothetical(1)	$1,000.00	$1,023.36	0.29%	$1.45

(1)Assuming 5% return before expenses.

(2)Annualized expense ratios reflect expenses net of waived fees or reimbursed expenses, if applicable.

(3)Expenses are calculated using each Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 181/365 (to reflect the six-month period).

Schedule of Investments — Virtus Duff & Phelps Clean Energy ETF

July 31, 2023

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value
COMMON STOCKS - 95.1%

Consumer Staples - 1.2%
Darling Ingredients, Inc.*	531	$36,772

Energy - 2.0%
EnLink Midstream LLC*	3,430	39,788
Green Plains, Inc.*	690	24,502
Total Energy		64,290

Industrials - 20.5%
Array Technologies, Inc.*	2,440	46,482
Bloom Energy Corp. Class A*	1,990	35,542
Chart Industries, Inc.*	270	49,183
Fluence Energy, Inc.*	508	14,854
Plug Power, Inc.*	9,542	125,191
Prysmian SpA (Italy)	1,398	55,720
Shoals Technologies Group, Inc. Class A*	2,240	58,150
Sungrow Power Supply Co., Ltd. Class A (China)	2,000	31,203
Sunrun, Inc.*	2,652	50,335
Vestas Wind Systems A/S (Denmark)*	4,964	133,039
Xylem, Inc.	395	44,536
Total Industrials		644,235

Information Technology - 25.4%
Canadian Solar, Inc. (Canada)*	785	28,386
Enphase Energy, Inc.*	971	147,427
First Solar, Inc.*	1,318	273,353
JA Solar Technology Co., Ltd. Class A (China)	8,820	41,035
LONGi Green Energy Technology Co., Ltd. Class A (China)	7,000	29,237
Meyer Burger Technology AG (Switzerland)*	101,398	61,103
SolarEdge Technologies, Inc.*	831	200,653
Xinyi Solar Holdings Ltd. (China)	16,000	17,233
Total Information Technology		798,427

Materials - 1.6%
MP Materials Corp.*	2,154	51,373

Utilities - 44.4%
AES Corp. (The)	2,979	64,436
Alliant Energy Corp.	1,280	68,787
Atlantica Sustainable Infrastructure PLC (Spain)	1,213	29,258
China Longyuan Power Group Corp. Ltd. Class H (China)	41,000	39,376
Clearway Energy, Inc. Class C	2,685	70,911
Consolidated Edison, Inc.	1,060	100,552
Constellation Energy Corp.	779	75,290
Dominion Energy, Inc.	850	45,517
EDP - Energias de Portugal SA (Portugal)	25,892	120,991
EDP Renovaveis SA (Spain)	2,457	46,925
Encavis AG (Germany)*	2,751	46,112
Fortum OYJ (Finland)	6,133	83,010
Iberdrola SA (Spain)	15,838	197,735
NextEra Energy, Inc.	1,070	78,431
Orsted AS (Denmark)(1)	1,776	154,922

Security Description	Shares	Value
COMMON STOCKS (continued)

Utilities (continued)
RWE AG (Germany)	998	$42,938
SSE PLC (United Kingdom)	1,581	34,198
Verbund AG (Austria)	370	30,654
Xcel Energy, Inc.	1,106	69,379
Total Utilities		1,399,422

Total Common Stocks
(Cost $3,058,887)		2,994,519

PREFERRED STOCK - 0.9%

Utilities - 0.9%
Cia Energetica de Minas Gerais, 8.91% (Brazil)
(Cost $30,128)	11,300	30,277

TOTAL INVESTMENTS - 96.0%
(Cost $3,089,015)		3,024,796
Other Assets in Excess of Liabilities - 4.0%		124,485
Net Assets - 100.0%		$3,149,281

*Non-income producing security.

(1)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid. At July 31, 2023, the aggregate value of these securities was $154,922, or 4.9% of net assets.

Portfolio Composition
July 31, 2023
Asset Allocation as of 07/31/2023 (based on net assets)

Utilities	45.3%
Information Technology	25.4%
Industrials	20.5%
Energy	2.0%
Materials	1.6%
Consumer Staples	1.2%
Other Assets in Excess of Liabilities	4.0%
Total	100.0%

Schedule of Investments — Virtus Duff & Phelps Clean Energy ETF (continued)

July 31, 2023

The accompanying notes are an integral part of these financial statements.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of July 31, 2023.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks	$2,994,519	$—	$—	$2,994,519
Preferred Stock	30,277	—	—	30,277
Total	$3,024,796	$ —	$ —	$3,024,796

Schedule of Investments — Virtus Newfleet ABS/MBS ETF

July 31, 2023

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value
ASSET BACKED SECURITIES - 57.6%

ACC Auto Trust, Class C, Series 2021-A, 3.79%, 04/15/27(1)	$460,000	$445,993
ACC Trust, Class C, Series 2021-1, 2.08%, 12/20/24(1)	104,806	103,363
ACC Trust, Class C, Series 2022-1, 3.24%, 10/20/25(1)	190,000	182,156
Achv ABS Trust, Class B, Series 2023-3PL, 7.17%, 08/19/30(1)	200,000	200,068
Adams Outdoor Advertising LP, Class A2, Series 2023-1, 6.97%, 07/15/53(1)	260,000	259,946
American Credit Acceptance Receivables Trust, Class E, Series 2022-1, 3.64%, 03/13/28(1)	160,000	145,102
Aqua Finance Trust, Class C, Series 2019-A, 4.01%, 07/16/40(1)	103,167	91,042
Avis Budget Rental Car Funding AESOP LLC, Class D, Series 2021-2A, 3.04%, 09/22/25(1)	270,000	253,828
BHG Securitization Trust, Class A, Series 2021-A, 1.42%, 11/17/33(1)	214,878	200,911
Business Jet Securities LLC, Class A, Series 2021-1A, 2.16%, 04/15/36(1)	68,422	62,512
BXG Receivables Note Trust, Class A, Series 2022-A, 4.12%, 09/28/37(1)	81,641	77,437
Cajun Global LLC, Class A2, Series 2021-1, 3.93%, 11/20/51(1)	215,050	184,557
Carvana Auto Receivables Trust, Class D, Series 2021-N3, 1.58%, 06/12/28	310,000	291,475
CFMT Issuer Trust, Class A, Series 2021-GRN1, 1.10%, 03/20/41(1)	35,418	33,037
CLI Funding VI LLC, Class A, Series 2020-1A, 2.08%, 09/18/45(1)	88,563	77,188
CPS Auto Receivables Trust, Class E, Series 2019-D, 3.86%, 10/15/25(1)	65,000	63,884
Dext ABS LLC, Class A, Series 2020-1, 1.46%, 02/16/27(1)	98	98
Diamond Resorts Owner Trust, Class C, Series 2019-1A, 4.02%, 02/20/32(1)	148,438	140,259
FAT Brands Royalty LLC, Class A2, Series 2021-1A, 4.75%, 04/25/51(1)	70,000	64,441
FHF Trust, Class A2, Series 2023-1A, 6.57%, 06/15/28(1)	25,000	24,782
GLS Auto Receivables Issuer Trust, Class D, Series 2019-4A, 4.09%, 08/17/26(1)	120,000	116,976
GLS Auto Receivables Issuer Trust, Class D, Series 2022-2A, 6.15%, 04/17/28(1)	135,000	133,336
Hertz Vehicle Financing III LLC, Class C, Series 2022-1A, 2.63%, 06/25/26(1)	140,000	128,825
Hertz Vehicle Financing LLC, Class D, Series 2022-4A, 6.56%, 09/25/26(1)	130,000	123,649
HIN Timeshare Trust, Class C, Series 2020-A, 3.42%, 10/09/39(1)	87,253	79,958
Hotwire Funding LLC, Class C, Series 2021-1, 4.46%, 11/20/51(1)	325,000	270,949
Lendbuzz Securitization Trust, Class A2, Series 2023-2A, 7.09%, 10/16/28(1)	129,000	128,213
Lobel Automobile Receivables Trust, Class B, Series 2023-1, 7.05%, 09/15/28(1)	130,000	128,010

Security Description	Principal	Value
ASSET BACKED SECURITIES (continued)

Mariner Finance Issuance Trust, Class A, Series 2019-AA, 2.96%, 07/20/32(1)	$11,522	$11,456
Mariner Finance Issuance Trust, Class A, Series 2020-AA, 2.19%, 08/21/34(1)	260,000	250,722
Marlette Funding Trust, Class B, Series 2023-2A, 6.54%, 06/15/33(1)	128,000	127,486
Mercury Financial Credit Card Master Trust, Class A, Series 2023-1A, 8.04%, 09/20/27(1)	486,000	489,265
NBC Funding LLC, Class A2, Series 2021-1, 2.99%, 07/30/51(1)	297,750	254,992
Octane Receivables Trust, Class B, Series 2021-1A, 1.53%, 04/20/27(1)	50,000	46,594
Oportun Funding XIV LLC, Class B, Series 2021-A, 1.76%, 03/08/28(1)	226,583	215,941
Oscar US Funding XII LLC, Class A4, Series 2021-1A (Japan), 1.00%, 04/10/28(1)	120,000	111,562
Planet Fitness Master Issuer LLC, Class A2II, Series 2018-1A, 4.67%, 09/05/48(1)	276,225	264,919
Taco Bell Funding LLC, Class A23, Series 2016-1A, 4.97%, 05/25/46(1)	286,700	276,678
Tricolor Auto Securitization Trust, Class D, Series 2022-1A, 5.38%, 01/15/26(1)	465,000	450,991
Upstart Securitization Trust, Class A, Series 2022-2, 4.37%, 05/20/32(1)	176,128	174,416
Upstart Securitization Trust, Class B, Series 2021-3, 1.66%, 07/20/31(1)	225,000	217,757
Veros Auto Receivables Trust, Class B, Series 2021-1, 1.49%, 10/15/26(1)	300,000	292,122
VFI ABS LLC, Class D, Series 2022-1A, 6.68%, 11/26/29(1)	100,000	94,678
ZAXBY’S Funding LLC, Class A2, Series 2021-1A, 3.24%, 07/30/51(1)	151,900	126,471
Total Asset Backed Securities
(Cost $7,766,603)		7,418,045

MORTGAGE BACKED SECURITIES - 40.0%

Commercial Mortgage Backed Securities - 9.9%
BPR Trust, Class A, Series 2021-KEN, 6.25%, (SOFR + 1.36%), 02/15/29(1)(2)	375,000	369,155
BPR Trust, Class A, Series 2022-OANA, 7.12%, (SOFR + 1.90%), 04/15/37(1)(2)	265,000	259,639
Bx Trust 2018-Gw, Class B, Series 2018-GW, 6.54%, (SOFR + 1.32%), 05/15/35(1)(2)	165,000	163,267
COMM Mortgage Trust, Class D, Series 2012-CR2, 5.04%, 08/15/45(1)(2)(3)	8,470	8,078
Extended Stay America Trust, Class C, Series 2021-ESH, 7.04%, (SOFR + 1.81%), 07/15/38(1)(2)	220,989	216,497
Galton Funding Mortgage Trust 2017-1, Class A23, Series 2018-1, 3.50%, 11/25/57(1)(2)(3)	120,450	108,056
KNDL Mortgage Trust, Class A, Series 2019-KNSQ, 6.22%, (SOFR + 1.00%), 05/15/36(1)(2)	100,000	99,587
Stack Infrastructure Issuer LLC, Class A2, Series 2019-1A, 4.54%, 02/25/44(1)	47,699	47,064
Total Commercial Mortgage Backed Securities		1,271,343

Schedule of Investments — Virtus Newfleet ABS/MBS ETF (continued)

July 31, 2023

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value
MORTGAGE BACKED SECURITIES (continued)

Residential Mortgage Backed Securities - 30.1%
Angel Oak Mortgage Trust, Class A2, Series 2021-3, 1.31%, 05/25/66(1)(2)(3)	$62,562	$51,384
BRAVO Residential Funding Trust, Class A1, Series 2021-A, 1.99%, 10/25/59(1)(4)	219,816	211,064
CAFL Issuer LLC, Class A1, Series 2021-RTL1, 2.24%, 03/28/29(1)(4)	150,000	139,464
Cascade MH Asset Trust, Class A1, Series 2021-MH1, 1.75%, 02/25/46(1)	89,856	76,743
COLT Mortgage Loan Trust, Class A1, Series 2021-2R, 0.80%, 07/27/54(1)	51,195	43,906
CoreVest American Finance Trust, Class A, Series 2020-3, 1.36%, 08/15/53(1)	116,381	105,252
Ellington Financial Mortgage Trust, Class A1, Series 2020-1, 2.01%, 05/25/65(1)(2)(3)	168,524	161,410
Ellington Financial Mortgage Trust, Class A1, Series 2020-2, 1.18%, 10/25/65(1)(2)(3)	46,049	41,319
Ellington Financial Mortgage Trust, Class A2, Series 2021-1, 1.00%, 02/25/66(1)(2)(3)	45,838	38,212
FirstKey Homes Trust, Class D, Series 2021-SFR1, 2.19%, 08/17/38(1)	130,000	112,650
Intown Mortgage Trust, Class A, Series 2022-STAY, 7.71%, (SOFR + 2.49%), 08/15/39(1)(2)	170,000	170,518
JPMorgan Trust, Class A2, Series 2015-5, 5.97%, 05/25/45(1)(2)(3)	342,255	338,430
LHOME Mortgage Trust, Class A1, Series 2021-RTL2, 2.09%, 06/25/26(1)(4)	100,000	98,322
MetLife Securitization Trust, Class A1A, Series 2019-1A, 3.75%, 04/25/58(1)(2)(3)	123,202	117,975
New Residential Mortgage Loan Trust, Class A3, Series 2017-2A, 4.00%, 03/25/57(1)(2)(3)	29,059	27,248
New Residential Mortgage Loan Trust, Class A1, Series 2021-NQ2R, 0.94%, 10/25/58(1)(2)(3)	37,687	33,741
Newrez Warehouse Securitization Trust, Class B, Series 2021-1, 6.31%, (1-Month USD LIBOR + 0.90%), 05/25/55(1)(2)	138,667	137,831
Progress Residential Trust, Class A, Series 2020-SFR3, 1.29%, 10/17/27(1)	99,280	89,869
Progress Residential Trust, Class B, Series 2019-SFR3, 2.57%, 09/17/36(1)	265,000	254,198
Progress Residential Trust, Class C, Series 2021-SFR1, 1.56%, 04/17/38(1)	100,000	87,996
PRPM LLC, Class A1, Series 2021-2, 2.12%, 03/25/26(1)(2)(3)	82,321	78,211
PRPM LLC, Class A1, Series 2021-3, 1.87%, 04/25/26(1)(4)	66,877	62,804
PRPM LLC, Class A1, Series 2021-RPL1, 1.32%, 07/25/51(1)(4)	101,199	88,631
Residential Mortgage Loan Trust, Class A1, Series 2020-1, 2.38%, 01/26/60(1)(2)(3)	13,888	13,205
SG Residential Mortgage Trust, Class A1, Series 2019-3, 2.70%, 09/25/59(1)(2)(3)	2,405	2,337
SG Residential Mortgage Trust, Class A3, Series 2021-1, 1.56%, 07/25/61(1)(2)(3)	32,508	25,190
Star Trust, Class A1, Series 2021-1, 1.22%, 05/25/65(1)(2)(3)	136,111	117,349

Security Description	Principal	Value
MORTGAGE BACKED SECURITIES (continued)

Residential Mortgage Backed Securities (continued)
Starwood Mortgage Residential Trust, Class A1, Series 2020-1, 2.28%, 02/25/50(1)(2)(3)	$60,983	$56,686
Towd Point HE Trust, Class M1, Series 2021-HE1, 1.50%, 02/25/63(1)(2)(3)	26,609	25,061
Tricon American Homes Trust, Class B, Series 2020-SFR2, 1.83%, 11/17/39(1)	130,000	110,419
VCAT LLC, Class A1, Series 2021-NPL5, 1.87%, 08/25/51(1)(4)	66,973	62,239
VCAT LLC, Class A1, Series 2021-NPL4, 1.87%, 08/25/51(1)(4)	177,882	166,116
VCAT LLC, Class A1, Series 2021-NPL6, 1.92%, 09/25/51(1)(4)	100,882	93,135
Verus Securitization Trust, Class A1, Series 2021-R2, 0.92%, 02/25/64(1)(2)(3)	50,740	43,881
Verus Securitization Trust, Class A1, Series 2020-4, 1.50%, 05/25/65(1)(4)	130,711	119,928
Verus Securitization Trust, Class A1, Series 2021-3, 1.05%, 06/25/66(1)(2)(3)	236,062	198,781
Verus Securitization Trust, Class A1, Series 2023-1, 5.85%, 12/25/67(1)(4)	138,799	137,326
Visio Trust, Class A2, Series 2019-2, 2.92%, 11/25/54(1)(2)(3)	25,227	23,895
Visio Trust, Class A1, Series 2020-1R, 1.31%, 11/25/55(1)	130,519	116,049
Total Residential Mortgage Backed Securities		3,878,775
Total Mortgage Backed Securities
(Cost $5,384,417)		5,150,118

CORPORATE BOND - 2.2%

Industrials - 2.2%
Alaska Airlines Pass-Through Trust, Class A, Series 2020-1, 4.80%, 08/15/27(1)
(Cost $293,639)	297,491	288,953

TOTAL INVESTMENTS - 99.8%
(Cost $13,444,659)		12,857,116
Other Assets in Excess of Liabilities - 0.2%		28,808
Net Assets - 100.0%		$12,885,924

(1)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid. At July 31, 2023, the aggregate value of these securities was $12,565,641, or 97.5% of net assets.

(2)Variable rate instrument. The interest rate shown reflects the rate in effect at July 31, 2023.

(3)Adjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions.

(4)Represents step coupon bond. Rate shown reflects the rate in effect as of July 31, 2023.

Abbreviations:

LIBOR — London InterBank Offered Rate

SOFR — Secured Overnight Financing Rate

USD —  United States Dollar

Schedule of Investments — Virtus Newfleet ABS/MBS ETF (continued)

July 31, 2023

The accompanying notes are an integral part of these financial statements.

Portfolio Composition
July 31, 2023
Asset Allocation as of 07/31/2023 (based on net assets)

Asset Backed Securities	57.6%
Mortgage Backed Securities	40.0%
Corporate Bond	2.2%
Other Assets in Excess of Liabilities	0.2%
Total	100.0%

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of July 31, 2023.
	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Asset Backed Securities	$—	$7,418,045	$—	$7,418,045
Mortgage Backed Securities	—	5,150,118	—	5,150,118
Corporate Bond	—	288,953	—	288,953
Total	$—	$12,857,116	$—	$12,857,116

Schedule of Investments — Virtus Newfleet High Yield Bond ETF

July 31, 2023

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value
CORPORATE BONDS - 85.6%

Communication Services - 7.3%
CCO Holdings LLC / CCO Holdings Capital Corp., 6.38%, 09/01/29(1)	$2,000	$1,914
CCO Holdings LLC / CCO Holdings Capital Corp., 4.75%, 03/01/30(1)	80,000	69,413
CCO Holdings LLC / CCO Holdings Capital Corp., 4.50%, 08/15/30(1)	5,000	4,241
CSC Holdings LLC, 5.25%, 06/01/24	30,000	28,006
DISH DBS Corp., 5.88%, 11/15/24	30,000	27,429
DISH DBS Corp., 7.75%, 07/01/26	60,000	38,868
Gray Television, Inc., 7.00%, 05/15/27(1)	60,000	51,979
Level 3 Financing, Inc., 3.63%, 01/15/29(1)	40,000	26,443
McGraw-Hill Education, Inc., 5.75%, 08/01/28(1)	25,000	21,974
Millennium Escrow Corp., 6.63%, 08/01/26(1)	45,000	33,583
Rackspace Technology Global, Inc., 5.38%, 12/01/28(1)	50,000	13,924
Total Communication Services		317,774

Consumer Discretionary - 17.1%
Caesars Entertainment, Inc., 8.13%, 07/01/27(1)	40,000	41,063
Carnival Corp., 7.63%, 03/01/26(1)	43,000	42,459
Carriage Services, Inc., 4.25%, 05/15/29(1)	45,000	39,024
Churchill Downs, Inc., 6.75%, 05/01/31(1)	30,000	29,359
Clarios Global LP / Clarios US Finance Co., 8.50%, 05/15/27(1)	30,000	30,431
Clarios Global LP / Clarios US Finance Co., 6.75%, 05/15/28(1)	5,000	5,027
Ford Motor Co., 3.25%, 02/12/32	95,000	75,196
Gates Global LLC / Gates Corp., 6.25%, 01/15/26(1)	35,000	34,596
Hilton Domestic Operating Co., Inc., 3.63%, 02/15/32(1)	30,000	25,202
Jacobs Entertainment, Inc., 6.75%, 02/15/29(1)	45,000	41,035
Legends Hospitality Holding Co. LLC / Legends Hospitality Co.-Issuer, Inc., 5.00%, 02/01/26(1)	40,000	37,561
Newell Brands, Inc., 6.63%, 09/15/29	44,000	44,035
NMG Holding Co., Inc. / Neiman Marcus Group LLC, 7.13%, 04/01/26(1)	50,000	46,789
Nordstrom, Inc., 4.25%, 08/01/31	55,000	43,423
Premier Entertainment Sub LLC / Premier Entertainment Finance Corp., 5.63%, 09/01/29(1)	45,000	34,134
Royal Caribbean Cruises Ltd., 9.25%, 01/15/29(1)	3,000	3,197
Scientific Games International, Inc., 7.00%, 05/15/28(1)	50,000	49,865
Station Casinos LLC, 4.50%, 02/15/28(1)	30,000	27,239
Taylor Morrison Communities, Inc., 5.13%, 08/01/30(1)	40,000	37,376
Weekley Homes LLC / Weekley Finance Corp., 4.88%, 09/15/28(1)	60,000	53,918
Total Consumer Discretionary		740,929

Security Description	Principal	Value
CORPORATE BONDS (continued)

Consumer Staples - 3.6%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 4.63%, 01/15/27(1)	$37,000	$35,096
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International US LLC, 6.63%, 07/15/30(1)	35,000	35,338
H-Food Holdings LLC / Hearthside Finance Co., Inc., 8.50%, 06/01/26(1)	30,000	11,588
HLF Financing Sarl LLC / Herbalife International, Inc., 4.88%, 06/01/29(1)	55,000	41,866
Pilgrim’s Pride Corp., 6.25%, 07/01/33	33,000	32,811
Total Consumer Staples		156,699

Energy - 17.1%
Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.75%, 01/15/28(1)	40,000	38,500
Ascent Resources Utica Holdings LLC / ARU Finance Corp., 8.25%, 12/31/28(1)	45,000	44,730
Chesapeake Energy Corp., 5.50%, 02/01/26(1)	45,000	44,339
Chesapeake Energy Corp., 5.88%, 02/01/29(1)	15,000	14,359
CITGO Petroleum Corp., 7.00%, 06/15/25(1)	65,000	64,287
Civitas Resources, Inc., 8.75%, 07/01/31(1)	32,000	33,160
CrownRock LP / CrownRock Finance, Inc., 5.63%, 10/15/25(1)	35,000	34,507
DT Midstream, Inc., 4.13%, 06/15/29(1)	50,000	44,376
Energy Transfer LP, Series H, 6.50%, (US 5 Year CMT T- Note + 5.69%), perpetual(2)(3)	60,000	54,498
Genesis Energy LP / Genesis Energy Finance Corp., 8.88%, 04/15/30	30,000	29,958
Hilcorp Energy I LP / Hilcorp Finance Co., 5.75%, 02/01/29(1)	35,000	32,407
Hilcorp Energy I LP / Hilcorp Finance Co., 6.00%, 02/01/31(1)	15,000	13,640
Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp., 6.00%, 08/01/26(1)	40,000	39,343
Nabors Industries Ltd., 7.25%, 01/15/26(1)	40,000	38,555
Occidental Petroleum Corp., 6.13%, 01/01/31	70,000	71,566
Southwestern Energy Co., 5.38%, 02/01/29	25,000	23,632
Transocean, Inc., 11.50%, 01/30/27(1)	13,000	13,647
Transocean, Inc., 8.75%, 02/15/30(1)	25,000	25,978
USA Compression Partners LP / USA Compression Finance Corp., 6.88%, 04/01/26	30,000	29,758
Venture Global Calcasieu Pass LLC, 3.88%, 08/15/29(1)	5,000	4,334
Venture Global Calcasieu Pass LLC, 4.13%, 08/15/31(1)	55,000	46,703
Total Energy		742,277

Financials - 7.6%
Acrisure LLC / Acrisure Finance, Inc., 7.00%, 11/15/25(1)	75,000	72,494
Block, Inc., 3.50%, 06/01/31	35,000	29,347
BroadStreet Partners, Inc., 5.88%, 04/15/29(1)	50,000	44,696
Citigroup, Inc., Series T, 6.25%, (3-Month SOFR + 4.78%), perpetual(2)(3)	35,000	34,707

Schedule of Investments — Virtus Newfleet High Yield Bond ETF (continued)

July 31, 2023

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value
CORPORATE BONDS (continued)

Financials (continued)
Cobra AcquisitionCo. LLC, 6.38%, 11/01/29(1)	$40,000	$27,243
Global Atlantic Finance Co., 7.95%, 06/15/33(1)	23,000	23,065
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.25%, 02/01/27(1)	70,000	63,040
OneMain Finance Corp., 6.88%, 03/15/25	35,000	34,916
Total Financials		329,508

Health Care - 7.6%
Adapthealth LLC, 5.13%, 03/01/30(1)	50,000	41,416
Akumin, Inc., 7.00%, 11/01/25(1)	60,000	51,668
Bausch Health Cos., Inc., 6.13%, 02/01/27(1)	5,000	3,289
Bausch Health Cos., Inc., 5.75%, 08/15/27(1)	20,000	12,882
Catalent Pharma Solutions, Inc., 3.50%, 04/01/30(1)	25,000	20,960
CHS/Community Health Systems, Inc., 6.88%, 04/15/29(1)	15,000	9,959
CHS/Community Health Systems, Inc., 6.13%, 04/01/30(1)	20,000	12,629
CHS/Community Health Systems, Inc., 5.25%, 05/15/30(1)	40,000	32,010
CHS/Community Health Systems, Inc., 4.75%, 02/15/31(1)	20,000	15,176
Fortrea Holdings, Inc., 7.50%, 07/01/30(1)	14,000	14,325
Lannett Co., Inc., 7.75%, 04/15/26(1)(4)(5)	15,000	1,077
LifePoint Health, Inc., 9.88%, 08/15/30(1)	20,000	20,000
Medline Borrower LP, 5.25%, 10/01/29(1)	65,000	57,725
Surgery Center Holdings, Inc., 6.75%, 07/01/25(1)	20,000	19,998
Team Health Holdings, Inc., 6.38%, 02/01/25(1)	35,000	17,892
Total Health Care		331,006

Industrials - 13.2%
Allied Universal Holdco LLC / Allied Universal Finance Corp., 6.63%, 07/15/26(1)	45,000	43,012
Beacon Roofing Supply, Inc., 6.50%, 08/01/30(1)	15,000	15,053
BlueLinx Holdings, Inc., 6.00%, 11/15/29(1)	40,000	36,038
Chart Industries, Inc., 9.50%, 01/01/31(1)	30,000	32,205
Deluxe Corp., 8.00%, 06/01/29(1)	20,000	16,821
Fortress Transportation and Infrastructure Investors LLC, 6.50%, 10/01/25(1)	27,000	26,770
Fortress Transportation and Infrastructure Investors LLC, 9.75%, 08/01/27(1)	10,000	10,421
General Electric Co., Series D, 8.88%, (3-Month USD LIBOR + 3.33%), perpetual(2)(3)	46,000	46,200
Global Infrastructure Solutions, Inc., 7.50%, 04/15/32(1)	50,000	42,359
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.25%, 05/15/26	10,000	9,385
Neptune Bidco US, Inc., 9.29%, 04/15/29(1)	35,000	32,240
OT Merger Corp., 7.88%, 10/15/29(1)	20,000	12,999
Regal Rexnord Corp., 6.30%, 02/15/30(1)	49,000	48,952
Regal Rexnord Corp., 6.40%, 04/15/33(1)	18,000	17,965
Science Applications International Corp., 4.88%, 04/01/28(1)	50,000	47,057
SRS Distribution, Inc., 6.13%, 07/01/29(1)	45,000	39,531

Security Description	Principal	Value
CORPORATE BONDS (continued)

Industrials (continued)
Transdigm, Inc., 6.75%, 08/15/28(1)	$20,000	$20,085
TransDigm, Inc., 5.50%, 11/15/27	40,000	37,951
United Rentals North America, Inc., 3.75%, 01/15/32	46,000	39,001
Total Industrials		574,045

Information Technology - 2.7%
CDW LLC / CDW Finance Corp., 3.57%, 12/01/31	35,000	29,657
Consensus Cloud Solutions, Inc., 6.00%, 10/15/26(1)	10,000	9,258
Consensus Cloud Solutions, Inc., 6.50%, 10/15/28(1)	30,000	25,982
Viasat, Inc., 5.63%, 09/15/25(1)	55,000	51,622
Total Information Technology		116,519

Materials - 5.7%
Asp Unifrax Holdings, Inc., 5.25%, 09/30/28(1)	55,000	41,050
Graham Packaging Co., Inc., 7.13%, 08/15/28(1)	15,000	13,150
Knife River Holding Co., 7.75%, 05/01/31(1)	5,000	5,105
LSB Industries, Inc., 6.25%, 10/15/28(1)	60,000	55,134
Mauser Packaging Solutions Holding Co., 9.25%, 04/15/27(1)	30,000	27,914
New Enterprise Stone & Lime Co., Inc., 9.75%, 07/15/28(1)	50,000	49,458
Windsor Holdings III LLC, 8.50%, 06/15/30(1)	22,000	22,137
WR Grace Holdings LLC, 5.63%, 08/15/29(1)	37,000	31,265
Total Materials		245,213

Real Estate - 1.3%
MPT Operating Partnership LP / MPT Finance Corp., 3.50%, 03/15/31	25,000	18,069
VICI Properties LP, 5.13%, 05/15/32	40,000	37,676
Total Real Estate		55,745

Utilities - 2.4%
Ferrellgas LP / Ferrellgas Finance Corp., 5.38%, 04/01/26(1)	30,000	28,276
Ferrellgas LP / Ferrellgas Finance Corp., 5.88%, 04/01/29(1)	25,000	21,530
NRG Energy, Inc., 7.00%, 03/15/33(1)	25,000	24,965
Sunnova Energy Corp., 5.88%, 09/01/26(1)	35,000	31,461
Total Utilities		106,232
Total Corporate Bonds
(Cost $3,996,231)		3,715,947

FOREIGN BONDS - 11.5%

Communication Services - 0.2%
Telesat Canada / Telesat LLC, 6.50%, 10/15/27 (Canada)(1)	20,000	8,100

Schedule of Investments — Virtus Newfleet High Yield Bond ETF (continued)

July 31, 2023

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value
FOREIGN BONDS (continued)

Consumer Discretionary - 1.3%
Ontario Gaming Gta LP, 8.00%, 08/01/30 (Canada)(1)	$15,000	$15,163
Raptor Acquisition Corp. / Raptor Co.-Issuer LLC, 4.88%, 11/01/26 (Canada)(1)	45,000	42,230
Total Consumer Discretionary		57,393

Consumer Staples - 0.6%
Bat Capital Corp., 7.75%, 10/19/32 (United Kingdom)	25,000	27,762

Energy - 3.5%
Coronado Finance Pty Ltd., 10.75%, 05/15/26 (Australia)(1)	50,000	52,202
Enerflex Ltd., 9.00%, 10/15/27 (Canada)(1)	32,000	32,236
Northriver Midstream Finance LP, 5.63%, 02/15/26 (Canada)(1)	25,000	23,915
Teine Energy Ltd., 6.88%, 04/15/29 (Canada)(1)	45,000	41,628
Total Energy		149,981

Health Care - 0.9%
Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/01/26 (Israel)	45,000	40,685

Industrials - 1.1%
Ritchie Bros Holdings, Inc., 7.75%, 03/15/31 (Canada)(1)	30,000	31,304
Vistajet Malta Finance PLC / Vista Management Holding, Inc., 9.50%, 06/01/28 (Switzerland)(1)	15,000	14,344
Total Industrials		45,648

Information Technology - 0.7%
Ams-Osram AG, 7.00%, 07/31/25 (Austria)(1)	35,000	30,752

Materials - 3.2%
ArcelorMittal SA, 6.80%, 11/29/32 (Luxembourg)	40,000	41,329
FMG Resources August 2006 Pty Ltd., 5.88%, 04/15/30 (Australia)(1)	65,000	62,408
Mercer International, Inc., 5.13%, 02/01/29 (Germany)	5,000	4,101
Taseko Mines Ltd., 7.00%, 02/15/26 (Canada)(1)	35,000	32,429
Total Materials		140,267
Total Foreign Bonds
(Cost $521,205)		500,588

TERM LOANS - 1.5%

Gaming/Leisure - 0.2%
ECL Entertainment LLC, 12.93%, (1-Month SOFR + 7.50%), 05/01/28(2)	9,800	9,886

Health Care - 0.7%
LifePoint Health, Inc., 9.38%, (3-Month SOFR + 4.01%), 11/16/25(2)	30,000	29,653

Security Description	Principal	Value
TERM LOANS (continued)

Manufacturing - 0.6%
Arcline FM Holdings LLC, 13.75%, (3-Month SOFR + 8.25%), 06/15/29(2)	$25,000	$23,875

Total Term Loans
(Cost $63,287)		63,414

MONEY MARKET FUND - 1.4%
JP Morgan U.S. Government Money Market Institutional Shares, 5.12%(6) (Cost $58,864)	58,864	58,864

TOTAL INVESTMENTS - 100.0%
(Cost $4,639,587)		4,338,813
Other Assets in Excess of Liabilities - 0.0%(7)		383
Net Assets - 100.0%		$4,339,196

(1)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid. At July 31, 2023, the aggregate value of these securities was $3,286,569, or 75.7% of net assets.

(2)Variable rate instrument. The interest rate shown reflects the rate in effect at July 31, 2023.

(3)Perpetual security with no stated maturity date.

(4)Security in default, no interest payments are being received during the bankruptcy proceedings.

(5)Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.

(6)The rate shown reflects the seven-day yield as of July 31, 2023.

(7)Amount rounds to less than 0.05%.

Abbreviations:

CMT — Constant Maturity Treasury Index

LIBOR — London InterBank Offered Rate

SOFR — Secured Overnight Financing Rate

USD —  United States Dollar

Portfolio Composition
July 31, 2023
Asset Allocation as of 07/31/2023 (based on net assets)

Corporate Bonds	85.6%
Foreign Bonds	11.5%
Term Loans	1.5%
Money Market Fund	1.4%
Other Assets in Excess of Liabilities	0.0%*
Total	100.0%

*Amount rounds to less than 0.05%

Schedule of Investments — Virtus Newfleet High Yield Bond ETF (continued)

July 31, 2023

The accompanying notes are an integral part of these financial statements.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of July 31, 2023.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Corporate Bonds	$—	$3,714,870	$1,077	$3,715,947
Foreign Bonds	—	500,588	—	500,588
Term Loans	—	63,414	—	63,414
Money Market Fund	58,864	—	—	58,864
Total	$58,864	$4,278,872	$1,077	$4,338,813

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the rollforward of Level 3 securities and assumptions are not shown for the year ended July 31, 2023.

Schedule of Investments — Virtus Seix Senior Loan ETF

July 31, 2023

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value
TERM LOANS - 93.9%

Basic Materials - 9.2%
Arsenal AIC Parent LLC, 0.00%, (SOFR + 0.00%), 07/27/30(1)	$500,000	$500,260
Cyanco Intermediate 2 Corp., 0.00%, (SOFR + 0.00%), 06/29/28(1)	250,000	249,688
Cyanco Intermediate 2 Corp., 9.91%, (1 Month USD LIBOR + 4.75%), 06/29/28(2)	250,000	249,688
Domtar Corp., 10.87%, (1 Month USD LIBOR + 5.61%), 11/30/28(2)	1,601,510	1,595,504
INEOS Enterprises Holdings US Finco LLC, 9.13%, (1 Month USD LIBOR + 3.85%), 06/23/30(2)	500,000	494,220
INEOS US Finance LLC, 8.92%, (1 Month USD LIBOR + 3.60%), 02/18/30(2)	1,000,000	990,940
INEOS US Petrochem LLC, 9.17%, (1 Month USD LIBOR + 3.85%), 03/14/30(2)	750,000	745,312
Manchester Acquisition Sub LLC, 11.18%, (3 Month USD LIBOR + 5.90%), 11/16/26(2)	985,987	900,532
Mativ Holdings, Inc., 9.18%, (1 Month USD LIBOR + 3.86%), 04/20/28(2)	735,737	715,504
SK Neptune Husky Group Sarl, 10.24%, (3 Month USD LIBOR + 5.00%), 01/03/29(2)	858,615	636,719
Total Basic Materials		7,078,367

Communications - 14.8%
ABG Intermediate Holdings 2 LLC, 9.32%, (1 Month USD LIBOR + 4.00%), 12/21/28(2)	753,086	754,894
ABG Intermediate Holdings 2 LLC, 9.32%, (1-Month USD LIBOR + 4.00%), 12/21/28(2)	246,914	247,506
Banijay Group US Holding, Inc., 8.96%, (1 Month USD LIBOR + 3.85%), 03/31/28(2)	598,500	598,596
Connect Finco SARL, 8.82%, (1 Month USD LIBOR + 3.50%), 12/11/26(2)	847,598	846,675
Digital Media Solutions LLC, 10.54%, (3 Month USD LIBOR + 5.00%), 05/25/26(2)	411,798	324,678
Intelsat Jackson Holdings SA, 9.44%, (3 Month USD LIBOR + 4.40%), 01/26/29(2)	1,398,899	1,397,926
LendingTree LLC, 9.18%, (1 Month USD LIBOR + 3.86%), 09/15/28(2)	742,500	621,227
Lumen Technologies, Inc., 7.57%, (1 Month USD LIBOR + 2.25%), 03/15/27(2)	996,818	700,768
MH Sub I LLC, 9.57%, (1 Month USD LIBOR + 4.25%), 04/25/28(2)	500,000	482,930
Patagonia Holdco LLC, 10.79%, (3 Month USD LIBOR + 5.75%), 08/01/29(2)	421,813	364,518
Radiate Holdco LLC, 8.68%, (1 Month USD LIBOR + 3.25%), 09/25/26(2)	797,276	674,029
Sinclair Television Group, Inc., 8.43%, (1 Month USD LIBOR + 3.11%), 04/01/28(2)	99,746	79,225
Summer BC Holdco B SARL, 10.00%, (3 Month USD LIBOR + 4.76%), 12/04/26(2)	738,731	696,830
Uber Technologies, Inc., 8.00%, (3 Month USD LIBOR + 2.75%), 03/03/30(2)	298,067	298,579
Uber Technologies, Inc., 8.03%, (3 Month USD LIBOR + 2.75%), 03/03/30(2)	696,933	698,132

Security Description	Principal	Value
TERM LOANS (continued)

Communications (continued)
Venga Finance Sarl, 10.28%, (3 Month USD LIBOR + 5.01%), 11/05/25(2)	$698,241	$684,276
Virgin Media Bristol LLC, 8.31%, (3 Month USD LIBOR + 3.35%), 03/31/31(2)	900,000	886,784
Zacapa SARL, 9.24%, (3 Month USD LIBOR + 4.00%), 03/22/29(2)	1,087,735	1,080,681
Total Communications		11,438,254

Consumer, Cyclical - 14.5%
AAdvantage Loyalty IP Ltd., 10.34%, (3 Month USD LIBOR + 5.01%), 04/20/28(2)	1,710,000	1,773,407
Allen Media LLC, 10.89%, (3 Month USD LIBOR + 5.65%), 02/10/27(2)	697,170	605,774
American Axle & Manufacturing, Inc., 8.78%, (1 Month USD LIBOR + 3.60%), 12/06/29(2)	602,758	603,011
Bombardier Recreational Products, Inc., 8.82%, (1 Month USD LIBOR + 3.50%), 12/13/29(2)	794,000	796,565
Dexko Global, Inc., 0.00%, (SOFR + 0.00%), 10/04/28(1)	200,000	195,042
Golden Entertainment, Inc., 8.17%, (1 Month USD LIBOR + 2.85%), 05/19/30(2)	700,000	700,000
Mileage Plus Holdings LLC, 10.76%, (3 Month USD LIBOR + 5.25%), 06/21/27(2)	1,430,588	1,494,071
Oravel Stays Singapore Pte Ltd., 13.79%, (3 Month USD LIBOR + 8.25%), 06/23/26(2)	497,462	427,404
Phinia, Inc., 9.32%, (1 Month USD LIBOR + 4.00%), 06/08/28(2)	700,000	701,750
Playa Resorts Holding BV, 9.47%, (1 Month USD LIBOR + 4.25%), 11/23/28(2)	1,492,500	1,491,642
Scientific Games International, Inc., 8.30%, (1 Month USD LIBOR + 3.10%), 04/13/29(2)	594,000	593,952
Topgolf Callaway Brands Corp., 8.92%, (1 Month USD LIBOR + 3.60%), 03/15/30(2)	698,250	698,124
United Airlines, Inc., 9.29%, (3 Month USD LIBOR + 3.75%), 04/21/28(2)	396,944	398,184
Windsor Holdings III LLC, 0.00%, (SOFR + 0.00%), 06/21/30(1)	700,000	698,835
Total Consumer, Cyclical		11,177,761

Consumer, Non-cyclical - 11.7%
Adtalem Global Education, Inc., 9.43%, (1 Month USD LIBOR + 4.11%), 02/12/28(2)	429,245	430,419
AHP Health Partners, Inc., 8.93%, (1 Month USD LIBOR + 3.61%), 08/24/28(2)	982,500	982,868
Employbridge LLC, 10.26%, (3 Month USD LIBOR + 5.01%), 07/19/28(2)	488,750	397,371
Employbridge LLC, 10.29%, (3 Month USD LIBOR + 4.75%), 07/19/28(2)	2,500	2,033
Fortrea Holdings, Inc., 8.99%, (3 Month USD LIBOR + 3.75%), 06/12/30(2)	600,000	601,500
Fugue Finance LLC, 9.76%, (3 Month USD LIBOR + 4.50%), 01/25/28(2)	748,125	749,681
Indivior Finance Sarl, 10.75%, (3 Month USD LIBOR + 5.51%), 06/30/26(2)	490,000	490,613
MPH Acquisition Holdings LLC, 9.73%, (3 Month USD LIBOR + 4.25%), 08/17/28(2)	736,875	695,886

Schedule of Investments — Virtus Seix Senior Loan ETF (continued)

July 31, 2023

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value
TERM LOANS (continued)

Consumer, Non-cyclical (continued)
National Mentor Holdings, Inc., 9.09%, (3 Month USD LIBOR + 3.85%), 02/18/28(2)	$114,179	$91,343
National Mentor Holdings, Inc., 9.17%, (1 Month USD LIBOR + 3.85%), 02/18/28(2)	453,279	362,623
National Mentor Holdings, Inc., 9.09%, (3 Month USD LIBOR + 3.85%), 03/02/28(2)	2,174	1,739
OMNIA Partners LLC, 0.00%, (SOFR + 0.00%), 07/18/30(1)	457,064	457,854
OMNIA Partners LLC, 0.00%, (SOFR + 0.00%), 07/19/30(1)	42,936	43,011
Onex TSG Intermediate Corp., 10.38%, (3 Month USD LIBOR + 4.75%), 02/23/28(2)	744,934	669,196
Primary Products Finance LLC, 9.40%, (3 Month USD LIBOR + 4.15%), 10/25/28(2)	498,741	498,162
R1 RCM, Inc., 8.32%, (1 Month USD LIBOR + 3.00%), 05/12/29(2)	623,476	624,255
Sabre GLBL, Inc., 10.42%, (1 Month USD LIBOR + 5.10%), 06/30/28(2)	970,392	824,348
Signal Parent, Inc., 8.92%, (1 Month USD LIBOR + 3.60%), 04/03/28(2)	294,000	240,530
TTF Holdings LLC, 9.43%, (1 Month USD LIBOR + 4.11%), 03/31/28(2)	871,713	873,892
Total Consumer, Non-cyclical		9,037,324

Diversified - 0.5%
Belfor Holdings, Inc., 9.57%, (1 Month USD LIBOR + 4.25%), 04/06/26(2)	398,992	399,491

Energy - 5.4%
AL NGPL Holdings LLC, 9.15%, (3 Month USD LIBOR + 3.86%), 04/13/28(2)	500,000	500,520
Keane Group Holdings LLC, 8.93%, (1 Month USD LIBOR + 3.61%), 05/25/25(2)	981,559	985,239
Oxbow Carbon LLC, 9.34%, (3 Month USD LIBOR + 4.10%), 05/05/30(2)	750,000	750,623
Par Petroleum LLC, 9.61%, (3 Month USD LIBOR + 4.25%), 02/14/30(2)	947,625	943,678
WaterBridge Midstream Operating LLC, 11.36%, (3 Month USD LIBOR + 6.01%), 06/22/26(2)	987,691	990,862
Total Energy		4,170,922

Financials - 10.0%
Acrisure LLC, 8.93%, (1 Month USD LIBOR + 3.50%), 02/15/27(2)	748,067	730,828
Altisource Sarl, 14.84%, (3 Month USD LIBOR + 9.60%), 04/30/25(2)	465,641	377,169
Asurion LLC, 0.00%, (SOFR + 0.00%), 08/19/28(1)	250,000	240,209
Citadel Securities LP, 0.00%, (SOFR + 0.00%), 07/25/30(1)	500,000	496,640
DRW Holdings LLC, 9.18%, (1 Month USD LIBOR + 3.75%), 02/23/28(2)	843,939	842,488
FinCo I LLC, 0.00%, (SOFR + 0.00%), 06/27/28(1)	300,000	298,500
Guardian US Holdco LLC, 9.34%, (2 Month USD LIBOR + 4.00%), 01/31/30(2)	700,000	698,425

Security Description	Principal	Value
TERM LOANS (continued)

Financials (continued)
Hightower Holding LLC, 9.61%, (3 Month USD LIBOR + 4.26%), 04/16/28(2)	$491,250	$483,115
Jones Deslauriers Insurance Management, Inc., 0.00%, (SOFR + 0.00%), 07/28/30(1)	200,000	200,500
LSF11 Trinity Bidco, Inc., 9.72%, (1 Month USD LIBOR + 4.50%), 04/26/30(2)	1,000,000	998,750
Mermaid Bidco, Inc., 9.78%, (3 Month USD LIBOR + 4.50%), 12/22/27(2)	498,750	497,503
RHP Hotel Properties LP, 8.07%, (1 Month USD LIBOR + 2.75%), 05/10/30(2)	897,750	900,892
Superannuation & Investments US LLC, 9.18%, (1 Month USD LIBOR + 3.86%), 10/31/28(2)	985,000	983,522
Total Financials		7,748,541

Industrials - 13.2%
ASP LS Acquisition Corp., 10.13%, (2 Month USD LIBOR + 4.50%), 04/30/28(2)	298,481	256,992
ASP LS Acquisition Corp., 13.13%, (3 Month USD LIBOR + 7.50%), 04/30/29(2)	800,000	628,000
Cobham Ultra US Co-Borrower LLC, 8.56%, (6 Month USD LIBOR + 3.50%), 08/06/29(2)	895,506	891,211
Coherent Corp., 8.18%, (1 Month USD LIBOR + 2.86%), 07/02/29(2)	676,870	677,547
Creation Technologies, Inc., 11.01%, (3 Month USD LIBOR + 5.76%), 09/14/28(2)	847,854	811,820
Foley Products Co. LLC, 10.14%, (3 Month USD LIBOR + 4.75%), 12/29/28(2)	571,543	567,971
Janus International Group LLC, 0.00%, (SOFR + 0.00%), 07/25/30(1)	250,000	249,844
Kloeckner Pentaplast of America, Inc., 10.10%, (3 Month USD LIBOR + 4.73%), 02/04/26(2)	891,651	847,626
Oscar Acquisitionco LLC, 9.50%, (3 Month USD LIBOR + 4.60%), 04/29/29(2)	1,240,625	1,226,420
Rand Parent LLC, 9.49%, (3 Month USD LIBOR + 4.25%), 02/08/30(2)	1,496,250	1,441,076
Smyrna Ready Mix Concrete LLC, 9.67%, (1 Month USD LIBOR + 4.35%), 04/02/29(2)	1,489,975	1,492,776
Trident TPI Holdings, Inc., 9.74%, (3 Month USD LIBOR + 4.50%), 09/15/28(2)	500,000	499,065
TTM Technologies, Inc., 7.86%, (1 Month USD LIBOR + 2.75%), 06/30/30(2)	600,000	600,750
Total Industrials		10,191,098

Technology - 11.5%
Amentum Government Services Holdings LLC, 9.22%, (1 Month USD LIBOR + 4.00%), 02/10/29(2)	495,000	480,150
Capstone Borrower, Inc., 9.00%, (3 Month USD LIBOR + 3.75%), 05/18/30(2)	1,000,000	991,665
Central Parent, Inc., 9.49%, (3 Month USD LIBOR + 4.25%), 06/09/29(2)	995,000	996,602
Cloud Software Group, Inc., 0.00%, (SOFR + 0.00%), 09/29/28(1)	800,000	768,500
Dun & Bradstreet Corp. (The), 8.57%, (1 Month USD LIBOR + 3.25%), 01/18/29(2)	839,375	839,199
Open Text Corp., 8.92%, (1 Month USD LIBOR + 3.60%), 08/24/29(2)	1,094,500	1,097,581

Schedule of Investments — Virtus Seix Senior Loan ETF (continued)

July 31, 2023

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value
TERM LOANS (continued)

Technology (continued)
Orchid Finco LLC, 10.14%, (3 Month USD LIBOR + 4.90%), 07/27/27(2)	$468,750	$345,117
Peraton Corp., 9.17%, (1 Month USD LIBOR + 3.85%), 02/01/28(2)	1,321,028	1,313,082
Peraton Corp., 12.98%, (3 Month USD LIBOR + 7.85%), 02/01/29(2)	500,000	488,905
Quartz Acquireco LLC, 8.82%, (1 Month USD LIBOR + 3.50%), 04/14/30(2)	625,000	625,000
UST Global, Inc., 8.82%, (1 Month USD LIBOR + 3.50%), 11/02/28(2)	988,393	975,628
Total Technology		8,921,429

Utilities - 3.1%
Granite Generation LLC, 9.18%, (1 Month USD LIBOR + 3.86%), 11/09/26(2)	970,955	961,250
Helix Gen Funding LLC, 10.05%, (3 Month USD LIBOR + 4.75%), 12/03/27(2)	250,000	249,401
Lackawanna Energy Center LLC, 0.00%, (SOFR + 0.00%), 07/20/29(1)	700,000	684,250
Talen Energy Supply LLC, 9.59%, (3 Month USD LIBOR + 4.50%), 05/27/30(2)	500,000	500,000
Total Utilities		2,394,901
Total Term Loans
(Cost $73,071,956)		72,558,088

CORPORATE BONDS - 6.2%

Communications - 0.3%
Gray Television, Inc., 4.75%, 10/15/30(3)	300,000	211,350

Consumer, Cyclical - 1.0%
Foot Locker, Inc., 4.00%, 10/01/29(3)	1,000,000	778,380

Consumer, Non-cyclical - 1.4%
Emergent BioSolutions, Inc., 3.88%, 08/15/28(3)	250,000	139,021
Tenet Healthcare Corp., 6.13%, 10/01/28	1,000,000	953,490
Total Consumer, Non-cyclical		1,092,511

Financials - 0.8%
SBA Communications Corp., 3.13%, 02/01/29	750,000	632,999

Industrials - 0.7%
Graham Packaging Co., Inc., 7.13%, 08/15/28(3)	600,000	525,996

Technology - 2.0%
Crowdstrike Holdings, Inc., 3.00%, 02/15/29	750,000	648,182
NCR Corp., 5.13%, 04/15/29(3)	1,000,000	895,149
Total Technology		1,543,331
Total Corporate Bonds
(Cost $5,463,271)		4,784,567

WARRANT - 0.0%*

Financials - 0.0%*
Altisource Sarl, expiring 02/14/28
(Cost $-)	5,226	25,607

Security Description	Principal	Value
TOTAL INVESTMENTS - 100.1%
(Cost $78,535,227)		$77,368,262
Liabilities in Excess of Other Assets - (0.1)%		(82,687)
Net Assets - 100.0%		$77,285,575

*Amount rounds to less than 0.1%.

(1)The loan will settle after July 31, 2023. The interest rate, based on the LIBOR or SOFR and the agreed upon spread on trade date, will be determined at the time of settlement.

(2)Variable rate instrument. The interest rate shown reflects the rate in effect at July 31, 2023.

(3)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid. At July 31, 2023, the aggregate value of these securities was $2,549,896, or 3.3% of net assets.

Abbreviations:

LIBOR — London InterBank Offered Rate

SOFR — Secured Overnight Financing Rate

USD —  United States Dollar

Portfolio Composition
July 31, 2023
Asset Allocation as of 07/31/2023 (based on net assets)

Term Loans	93.9%
Corporate Bonds	6.2%
Warrant	0.0%*
Liabilities in Excess of Other Assets	(0.1)%
Total	100.0%

*Amount rounds to less than 0.1%.

Schedule of Investments — Virtus Seix Senior Loan ETF (continued)

July 31, 2023

The accompanying notes are an integral part of these financial statements.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of July 31, 2023.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Term Loans	$—	$72,558,088	$—	$72,558,088
Corporate Bonds	—	4,784,567	—	4,784,567
Warrant	—	25,607	—	25,607
Total	$—	$77,368,262	$—	$77,368,262

Balance as of July 31, 2022	$1,386,082
Realized gain (loss)	23
Change in unrealized appreciation (depreciation)	(35,094)
Purchases	—
Sales	(7,507)
Amortization (accretion)	—
Transfers into Level 3	—
Transfers out of Level 3	(1,343,504)
Balance as of July 31, 2023	—
Net change in unrealized appreciation (depreciation) from investments still held as of July 31, 2023:	$—

Securities held by the Fund with a beginning of the year value of $1,386,082 was transferred from Level 3 to Level 2 due to an increase in trading activities at year end.

Schedule of Investments — Virtus Stone Harbor Emerging Markets High Yield Bond ETF

July 31, 2023

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value
FOREIGN BONDS - 98.7%
Angola - 1.7%
Angolan Government International Bond, 8.25%, 05/09/28(1)	$40,000	$36,881
Angolan Government International Bond, 9.38%, 05/08/48(1)	32,000	26,582
Total Angola		63,463
Argentina - 3.1%
Argentine Republic Government International Bond, 3.63%, 07/09/35(2)	50,000	15,704
Provincia de Buenos Aire, 5.25%, 09/01/37(2)	130,000	50,570
YPF SA, 8.75%, 04/04/24(1)	22,000	21,359
YPF SA, 6.95%, 07/21/27	38,000	32,150
Total Argentina		119,783
Australia - 0.8%
AngloGold Ashanti Holdings PLC, 3.75%, 10/01/30	34,000	29,295
Bahrain - 3.1%
Bahrain Government International Bond, 5.63%, 09/30/31(1)	12,000	11,278
Bahrain Government International Bond, 5.25%, 01/25/33(1)	50,000	44,945
Bahrain Government International Bond, 5.63%, 05/18/34(1)	31,000	27,883
Oil And Gas Holding Co. BSCC (The), 7.50%, 10/25/27	35,000	35,769
Total Bahrain		119,875
Brazil - 6.2%
Brazilian Government International Bond, 6.00%, 10/20/33	69,000	68,551
Iochpe-Maxion Austria GMBH / Maxion Wheels de Mexico S de RL de CV, 5.00%, 05/07/28(1)	29,000	25,065
MC Brazil Downstream Trading Sarl, 7.25%, 06/30/31(1)	72,469	47,105
Minerva Luxembourg SA, 4.38%, 03/18/31	52,000	42,409
MV24 Capital BV, 6.75%, 06/01/34(1)	57,160	52,787
Total Brazil		235,917
China - 1.0%
Prosus NV, 3.06%, 07/13/31	48,000	37,810
Colombia - 9.1%
AI Candelaria Spain SA, 5.75%, 06/15/33	98,000	74,647
Colombia Government International Bond, 4.50%, 03/15/29	34,000	30,463
Colombia Government International Bond, 3.00%, 01/30/30	92,000	74,188
Colombia Government International Bond, 3.13%, 04/15/31	58,000	45,487
Colombia Government International Bond, 3.88%, 02/15/61	15,000	8,924
Geopark Ltd., 5.50%, 01/17/27	83,000	71,670
SierraCol Energy Andina LLC, 6.00%, 06/15/28(1)	46,000	36,432
Total Colombia		341,811

Security Description	Principal	Value
FOREIGN BONDS (continued)
Costa Rica - 0.7%
Costa Rica Government International Bond, 6.13%, 02/19/31	$17,000	$17,029
Costa Rica Government International Bond, 7.16%, 03/12/45	8,000	8,089
Total Costa Rica		25,118
Dominican Republic - 3.3%
Dominican Republic International Bond, 5.50%, 02/22/29	15,000	14,282
Dominican Republic International Bond, 4.88%, 09/23/32	54,000	46,923
Dominican Republic International Bond, 6.85%, 01/27/45	68,000	63,527
Total Dominican Republic		124,732
Ecuador - 3.4%
Ecuador Government International Bond, 6.00%, 07/31/30(2)	199,000	95,273
Ecuador Government International Bond, 6.00%, 07/31/30(2)	50,000	23,938
Ecuador Government International Bond, 6.00%, 07/31/30(1)(2)	25,000	11,969
Total Ecuador		131,180
Egypt - 2.9%
Egypt Government International Bond, 5.88%, 06/11/25(1)	4,000	3,493
Egypt Government International Bond, 5.25%, 10/06/25(1)	50,000	41,849
Egypt Government International Bond, 3.88%, 02/16/26(1)	6,000	4,667
Egypt Government International Bond, 5.80%, 09/30/27(1)	11,000	8,061
Egypt Government International Bond, 7.63%, 05/29/32(1)	83,000	53,911
Total Egypt		111,981
El Salvador - 1.7%
El Salvador Government International Bond, 6.38%, 01/18/27	10,000	7,344
El Salvador Government International Bond, 7.65%, 06/15/35	85,000	55,522
Total El Salvador		62,866
Ethiopia - 0.7%
Ethiopia International Bond, 6.63%, 12/11/24(1)	39,000	26,877
Ghana - 3.9%
Ghana Government International Bond, 6.38%, 02/11/27(1)(3)	4,000	1,834
Ghana Government International Bond, 10.75%, 10/14/30(1)	20,000	14,269
Ghana Government International Bond, 8.63%, 04/07/34(1)(3)	4,000	1,837
Ghana Government International Bond, 8.95%, 03/26/51(1)(3)	71,000	31,804
Kosmos Energy Ltd., 7.13%, 04/04/26	52,000	48,750

Schedule of Investments — Virtus Stone Harbor Emerging Markets High Yield Bond ETF (continued)

July 31, 2023

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value
FOREIGN BONDS (continued)
Ghana (continued)
Tullow Oil PLC, 7.00%, 03/01/25(1)	$72,000	$46,444
Total Ghana		144,938
Guatemala - 2.6%
Guatemala Government Bond, 3.70%, 10/07/33(1)	50,000	40,870
Guatemala Government Bond, 6.60%, 06/13/36(1)	10,000	10,260
Guatemala Government Bond, 6.13%, 06/01/50	11,000	10,263
Investment Energy Resources Ltd., 6.25%, 04/26/29(1)	37,000	34,815
Total Guatemala		96,208
Honduras - 0.7%
Honduras Government International Bond, 6.25%, 01/19/27	30,000	27,615
Hong Kong - 1.8%
Melco Resorts Finance Ltd., 5.38%, 12/04/29	78,000	66,445
India - 1.3%
Network I2i Ltd., 5.65%, (US 5 Year CMT T- Note + 4.28%), perpetual(1)(4)(5)	50,000	48,794
Indonesia - 3.5%
Indika Energy Capital IV Pte Ltd., 8.25%, 10/22/25	78,000	77,848
Star Energy Geothermal Darajat II / Star Energy Geothermal Salak, 4.85%, 10/14/38	58,000	52,119
Total Indonesia		129,967
Israel - 0.2%
Energian Israel Finance Ltd., 4.88%, 03/30/26(1)	9,000	8,413
Ivory Coast - 1.4%
Ivory Coast Government International Bond, 5.75%, 12/31/32(2)	56,694	53,405
Jordan - 0.8%
Jordan Government International Bond, 7.50%, 01/13/29(1)	28,000	28,301
Kazakhstan - 1.1%
KazMunayGas National Co. JSC, 6.38%, 10/24/48(1)	45,000	39,878
Kenya - 1.5%
Republic of Kenya Government International Bond, 6.88%, 06/24/24(1)	59,000	56,487
Macau - 3.2%
Sands China Ltd., 5.65%, 08/08/28	37,000	36,075
Studio City Finance Ltd., 5.00%, 01/15/29(1)	112,000	86,030
Total Macau		122,105
Mexico - 9.4%
Banco Mercantil del Norte SA, 6.75%, (US 5 Year CMT T- Note + 4.97%), perpetual(4)(5)	67,000	65,673
Banco Mercantil del Norte SA, 6.75%, (US 5 Year CMT T- Note + 4.97%), perpetual(1)(4)(5)	49,000	48,030
Braskem Idesa SAPI, 6.99%, 02/20/32(1)	42,000	26,966

Security Description	Principal	Value
FOREIGN BONDS (continued)
Mexico (continued)
Cemex SAB de CV, 5.13%, (US 5 Year CMT T- Note + 4.53%), perpetual(4)(5)	$49,000	$45,183
Cemex SAB de CV, 9.13%, (US 5 Year CMT T- Note + 4.91%), perpetual(1)(4)(5)	18,000	18,799
Petroleos Mexicanos, 5.35%, 02/12/28	19,000	15,618
Petroleos Mexicanos, 6.84%, 01/23/30	20,000	16,030
Petroleos Mexicanos, 5.95%, 01/28/31	100,000	74,250
Petroleos Mexicanos, 6.70%, 02/16/32	22,000	17,020
Petroleos Mexicanos, 10.00%, 02/07/33(1)	21,000	19,483
Petroleos Mexicanos, 6.95%, 01/28/60	14,000	8,940
Total Mexico		355,992
Mongolia - 0.1%
Mongolia Government International Bond, 8.65%, 01/19/28(1)	5,000	5,155
Nigeria - 4.6%
IHS Netherlands Holdco BV, 8.00%, 09/18/27(1)	50,000	45,734
Nigeria Government International Bond, 6.50%, 11/28/27(1)	20,000	17,931
Nigeria Government International Bond, 6.13%, 09/28/28(1)	72,000	62,660
Nigeria Government International Bond, 8.38%, 03/24/29(1)	29,000	27,320
Nigeria Government International Bond, 7.38%, 09/28/33(1)	23,000	19,103
Total Nigeria		172,748
Oman - 3.3%
Oman Government International Bond, 5.63%, 01/17/28(1)	70,000	69,771
Oman Government International Bond, 6.00%, 08/01/29(1)	21,000	21,245
Oman Government International Bond, 7.38%, 10/28/32(1)	29,000	32,404
Total Oman		123,420
Pakistan - 0.8%
Pakistan Government International Bond, 6.00%, 04/08/26(1)	57,000	30,938
Peru - 0.3%
Petroleos del Peru SA, 4.75%, 06/19/32	15,000	11,498
Senegal - 0.2%
Senegal Government International Bond, 6.25%, 05/23/33(1)	10,000	8,649
South Africa - 3.9%
Eskom Holdings SOC Ltd., 6.35%, 08/10/28(1)	27,000	25,867
Eskom Holdings SOC Ltd., 8.45%, 08/10/28(1)	24,000	23,780
Republic of South Africa Government International Bond, 5.88%, 04/20/32	44,000	40,424
Sasol Financing USA LLC, 6.50%, 09/27/28	60,000	55,412
Total South Africa		145,483

Schedule of Investments — Virtus Stone Harbor Emerging Markets High Yield Bond ETF (continued)

July 31, 2023

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value
FOREIGN BONDS (continued)
Sri Lanka - 0.9%
Sri Lanka Government International Bond, 7.85%, 03/14/29(1)(3)	$75,000	$33,851
Tanzania - 1.5%
HTA Group Ltd., 7.00%, 12/18/25(1)	60,000	57,448
Tunisia - 1.1%
Tunisian Republic, 5.75%, 01/30/25(1)	60,000	42,209
Turkey - 8.7%
Akbank TAS, 6.80%, 02/06/26(1)	29,000	28,342
Turk Telekomunikasyon AS, 6.88%, 02/28/25(1)	59,000	57,440
Turkcell Iletisim Hizmetleri AS, 5.80%, 04/11/28(1)	77,000	70,170
Turkey Government International Bond, 6.00%, 03/25/27	41,000	38,831
Turkey Government International Bond, 9.88%, 01/15/28	18,000	19,159
Turkey Government International Bond, 9.38%, 03/14/29	18,000	18,871
Turkey Government International Bond, 9.13%, 07/13/30	7,000	7,301
Turkey Government International Bond, 5.95%, 01/15/31	81,000	71,729
Turkey Government International Bond, 5.75%, 05/11/47	24,000	17,735
Total Turkey		329,578
Ukraine - 0.8%
Ukraine Government International Bond, 7.75%, 09/01/28(1)(3)	100,000	31,375
Vietnam - 1.9%
Mong Duong Finance Holdings BV, 5.13%, 05/07/29	59,000	53,424
Mong Duong Finance Holdings BV, 5.13%, 05/07/29(1)	20,000	18,110
Total Vietnam		71,534
Zambia - 1.5%
First Quantum Minerals Ltd., 6.88%, 10/15/27(1)	28,000	27,580
Zambia Government International Bond, 5.38%, 09/20/23(1)(3)	57,000	30,408
Total Zambia		57,988
TOTAL INVESTMENTS - 98.7%
(Cost $3,705,994)		3,731,130
Other Assets in Excess of Liabilities - 1.3%		49,957
Net Assets - 100.0%		$3,781,087

(1)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid. At July 31, 2023, the aggregate value of these securities was $1,831,948, or 48.5% of net assets.

(2)Represents step coupon bond. Rate shown reflects the rate in effect as of July 31, 2023.

(3)Security in default, no interest payments are being received during the bankruptcy proceedings.

(4)Variable rate instrument. The interest rate shown reflects the rate in effect at July 31, 2023.

(5)Perpetual security with no stated maturity date.

Abbreviations:

CMT — Constant Maturity Treasury Index

Portfolio Composition
July 31, 2023
Asset Allocation as of 07/31/2023 (based on net assets)

Foreign Bonds	98.7%
Other Assets in Excess of Liabilities	1.3%
Total	100.0%

Schedule of Investments — Virtus Stone Harbor Emerging Markets High Yield Bond ETF (continued)

July 31, 2023

The accompanying notes are an integral part of these financial statements.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of July 31, 2023.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Foreign Bonds	$—	$3,731,130	$—	$3,731,130
Total	$—	$3,731,130	$—	$3,731,130

Schedule of Investments — Virtus Terranova U.S. Quality Momentum ETF

July 31, 2023

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value
COMMON STOCKS - 98.3%
Communication Services - 3.3%
Alphabet, Inc. Class A*	6,516	$864,804
Liberty Media Corp.-Liberty Formula One Class C*	10,719	778,199
Meta Platforms, Inc. Class A*	2,658	846,839
Trade Desk, Inc. (The) Class A*	9,292	847,988
Total Communication Services		3,337,830
Consumer Discretionary - 16.4%
Airbnb, Inc. Class A*	5,257	800,063
Aptiv PLC*	7,159	783,839
Booking Holdings, Inc.*	268	796,174
Burlington Stores, Inc.*	4,561	810,125
Chewy, Inc. Class A*	22,142	750,614
Chipotle Mexican Grill, Inc.*	373	731,930
Darden Restaurants, Inc.	4,590	775,343
DR Horton, Inc.	6,130	778,633
Garmin Ltd.	7,380	781,468
Genuine Parts Co.	5,003	779,067
Lennar Corp. Class A	6,175	783,175
Lululemon Athletica, Inc.*	2,042	772,958
Marriott International, Inc. Class A	4,013	809,864
MercadoLibre, Inc. (Brazil)*	640	792,352
NIKE, Inc. Class B	7,171	791,607
NVR, Inc.*	125	788,305
Ross Stores, Inc.	6,981	800,302
Tesla, Inc.*	3,008	804,429
TJX Cos., Inc. (The)	9,138	790,711
Ulta Beauty, Inc.*	1,700	756,160
Yum China Holdings, Inc. (China)	13,424	819,133
Total Consumer Discretionary		16,496,252
Consumer Staples - 2.3%
Costco Wholesale Corp.	1,402	786,059
Hershey Co. (The)	3,171	733,484
Monster Beverage Corp.*	13,460	773,816
Total Consumer Staples		2,293,359
Energy - 11.3%
Chevron Corp.	4,928	806,517
ConocoPhillips	6,928	815,564
Coterra Energy, Inc.	29,279	806,344
Diamondback Energy, Inc.	5,537	815,711
Enterprise Products Partners LP	29,138	772,448
EOG Resources, Inc.	6,276	831,758
Exxon Mobil Corp.	7,528	807,303
Halliburton Co.	21,171	827,363
Hess Corp.	5,500	834,515
Marathon Petroleum Corp.	6,216	826,852
ONEOK, Inc.	11,762	788,524
Phillips 66	7,397	825,135
Schlumberger NV	13,963	814,601
Valero Energy Corp.	6,359	819,739
Total Energy		11,392,374

Security Description	Shares	Value
COMMON STOCKS (continued)
Financials - 7.6%
American Express Co.	4,594	$775,835
Arch Capital Group Ltd.*	9,506	738,521
Arthur J Gallagher & Co.	3,577	768,340
Brown & Brown, Inc.	10,984	773,823
FleetCor Technologies, Inc.*	3,098	771,123
Interactive Brokers Group, Inc. Class A	9,372	818,457
Mastercard, Inc. Class A	1,967	775,549
Principal Financial Group, Inc.	9,348	746,625
S&P Global, Inc.	1,848	729,054
Visa, Inc. Class A	3,269	777,139
Total Financials		7,674,466
Health Care - 7.7%
Align Technology, Inc.*	2,318	875,949
Horizon Therapeutics PLC*	7,729	774,987
ICON PLC*	3,180	799,484
IDEXX Laboratories, Inc.*	1,410	782,169
Intuitive Surgical, Inc.*	2,323	753,581
Merck & Co., Inc.	7,084	755,508
Regeneron Pharmaceuticals, Inc.*	1,065	790,134
Stryker Corp.	2,646	749,903
Vertex Pharmaceuticals, Inc.*	2,158	760,350
West Pharmaceutical Services, Inc.	2,073	762,947
Total Health Care		7,805,012
Industrials - 17.9%
AMETEK, Inc.	4,964	787,290
Automatic Data Processing, Inc.	3,290	813,485
Caterpillar, Inc.	3,035	804,791
Cintas Corp.	1,541	773,644
Copart, Inc.*	8,581	758,475
CSX Corp.	24,093	802,779
Cummins, Inc.	3,022	788,138
Deere & Co.	1,790	768,984
Delta Air Lines, Inc.	16,108	745,156
Expeditors International of Washington, Inc.	6,269	798,044
Fastenal Co.	13,451	788,363
HEICO Corp.	4,407	775,544
IDEX Corp.	3,678	830,529
Illinois Tool Works, Inc.	3,060	805,759
JB Hunt Transport Services, Inc.	3,998	815,352
Old Dominion Freight Line, Inc.	1,982	831,429
PACCAR, Inc.	8,896	766,213
Paycom Software, Inc.	2,233	823,441
Rockwell Automation, Inc.	2,320	780,193
Rollins, Inc.	17,566	717,220
United Airlines Holdings, Inc.*	13,575	737,258
United Rentals, Inc.	1,736	806,684
WW Grainger, Inc.	1,017	751,044
Total Industrials		18,069,815

Schedule of Investments — Virtus Terranova U.S. Quality Momentum ETF (continued)

July 31, 2023

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value
COMMON STOCKS (continued)
Information Technology - 24.5%
Accenture PLC Class A	2,484	$785,813
Adobe, Inc.*	1,503	820,894
Advanced Micro Devices, Inc.*	7,049	806,406
Amphenol Corp. Class A	9,352	825,875
Analog Devices, Inc.	4,074	812,885
ANSYS, Inc.*	2,288	782,725
Apple, Inc.	4,074	800,337
Applied Materials, Inc.	5,734	869,217
Arista Networks, Inc.*	4,556	706,590
Broadcom, Inc.	872	783,623
Cadence Design Systems, Inc.*	3,220	753,512
Cisco Systems, Inc.	14,859	773,262
Fortinet, Inc.*	10,006	777,666
Intuit, Inc.	1,588	812,580
Keysight Technologies, Inc.*	4,646	748,378
KLA Corp.	1,705	876,285
Lam Research Corp.	1,254	900,986
Microchip Technology, Inc.	8,717	818,875
Microsoft Corp.	2,275	764,218
Monolithic Power Systems, Inc.	1,465	819,653
NVIDIA Corp.	1,765	824,767
NXP Semiconductors NV (China)	3,666	817,445
ON Semiconductor Corp.*	7,919	853,272
Salesforce, Inc.*	3,429	771,559
ServiceNow, Inc.*	1,344	783,552
Skyworks Solutions, Inc.	6,922	791,669
Synopsys, Inc.*	1,723	778,451
TE Connectivity Ltd.	5,546	795,796
Teledyne Technologies, Inc.*	1,896	729,069
Texas Instruments, Inc.	4,243	763,740
Tyler Technologies, Inc.*	1,939	769,066
Total Information Technology		24,718,166
Materials - 4.9%
Albemarle Corp.	3,621	768,666
Celanese Corp.	6,449	808,640
Freeport-McMoRan, Inc.	19,258	859,870
LyondellBasell Industries NV Class A	8,522	842,485
Nucor Corp.	4,774	821,557
Steel Dynamics, Inc.	7,797	831,004
Total Materials		4,932,222
Real Estate - 1.6%
Host Hotels & Resorts, Inc.	44,511	819,002
VICI Properties, Inc.	23,850	750,798
Total Real Estate		1,569,800
Utilities - 0.8%
Atmos Energy Corp.	6,344	772,128
Total Common Stocks
(Cost $90,615,384)		99,061,424

Security Description	Shares	Value
TOTAL INVESTMENTS - 98.3%
(Cost $90,615,384)		$99,061,424
Other Assets in Excess of Liabilities - 1.7%		1,701,706
Net Assets - 100.0%		$100,763,130

*Non-income producing security.

Portfolio Composition
July 31, 2023
Asset Allocation as of 07/31/2023 (based on net assets)

Information Technology	24.5%
Industrials	17.9%
Consumer Discretionary	16.4%
Energy	11.3%
Health Care	7.7%
Financials	7.6%
Materials	4.9%
Communication Services	3.3%
Consumer Staples	2.3%
Real Estate	1.6%
Utilities	0.8%
Other Assets in Excess of Liabilities	1.7%
Total	100.0%

Schedule of Investments — Virtus Terranova U.S. Quality Momentum ETF (continued)

July 31, 2023

The accompanying notes are an integral part of these financial statements.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of July 31, 2023.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks	$99,061,424	$—	$—	$99,061,424
Total	$99,061,424	$—	$—	$99,061,424

Statements of Assets and Liabilities

July 31, 2023

The accompanying notes are an integral part of these financial statements.

	Virtus Duff & Phelps Clean Energy ETF	Virtus Newfleet ABS/MBS ETF	Virtus Newfleet High Yield Bond ETF
Assets:
Investments, at cost	$3,089,015	$13,444,659	$4,639,587
Investments, at value	3,024,796	12,857,116	4,338,813
Cash	118,809	198,964	107
Foreign currency(a)	2	—	—
Receivables:
Dividends and interest	4,601	34,033	81,408
Tax reclaim	3,950	—	—
Due from Adviser	189	1,092	6,175
Prepaid expenses	—	30	2,306
Total Assets	3,152,347	13,091,235	4,428,809

Liabilities:
Payables:
Investment securities purchased	—	199,998	35,000
Insurance fees	—	—	18
Advisory fees	2,928	5,313	2,842
Transfer agent fees	—	—	8,507
Accounting and administration fees	—	—	4,536
Custody fees	—	—	10,379
Professional fees	—	—	19,817
Pricing fees	—	—	2,020
Report to shareholder fees	—	—	4,700
Trustee fees	—	—	1,794
Other accrued expenses	138	—	—
Total Liabilities	3,066	205,311	89,613
Net Assets	$3,149,281	$12,885,924	$4,339,196

Net Assets Consist of:
Paid-in capital	$3,827,978	$13,894,759	$7,768,610
Total distributable earnings (accumulated deficit)	(678,697)	(1,008,835)	(3,429,414)
Net Assets	$3,149,281	$12,885,924	$4,339,196
Shares outstanding (unlimited number of shares of beneficial interest authorized, no par value)	150,004	550,004	204,000
Net asset value per share	$20.99	$23.43	$21.27
(a) Foreign currency, at cost	$2	$—	$—

Statements of Assets and Liabilities (continued)

July 31, 2023

The accompanying notes are an integral part of these financial statements.

	Virtus Seix Senior Loan ETF	Virtus Stone Harbor Emerging Markets High Yield Bond ETF	Virtus Terranova U.S. Quality Momentum ETF
Assets:
Investments, at cost	$78,535,227	$3,705,994	$90,615,384
Investments, at value	77,368,262	3,731,130	99,061,424
Cash	1,405,319	223,466	1,665,435
Receivables:
Investment securities sold	3,818,188	1,620	58,774,121
Dividends and interest	602,555	57,259	63,785
Capital shares sold	—	—	20,701,876
Tax reclaim	—	—	647
Prepaid expenses	287	—	44
Total Assets	83,194,611	4,013,475	180,267,332

Liabilities:
Payables:
Investment securities purchased	5,874,142	230,648	58,732,109
Capital shares payable	—	—	20,745,326
Advisory fees	34,894	1,740	26,767
Total Liabilities	5,909,036	232,388	79,504,202
Net Assets	$77,285,575	$3,781,087	$100,763,130

Net Assets Consist of:
Paid-in capital	$81,327,573	$3,753,066	$119,095,402
Total distributable earnings (accumulated deficit)	(4,041,998)	28,021	(18,332,272)
Net Assets	$77,285,575	$3,781,087	$100,763,130
Shares outstanding (unlimited number of shares of beneficial interest authorized, no par value)	3,250,004	150,004	3,400,004
Net asset value per share	$23.78	$25.21	$29.64

Statements of Operations

For the Year Ended July 31, 2023

The accompanying notes are an integral part of these financial statements.

	Virtus Duff & Phelps Clean Energy ETF	Virtus Newfleet ABS/MBS ETF	Virtus Newfleet High Yield Bond ETF
Investment Income:
Dividend income (net of foreign withholding taxes)	$48,095	$—	$5,686
Interest income	1,912	473,873	298,267
Total Investment Income	50,007	473,873	303,953

Expenses:
Advisory fees	22,203	62,575	16,684
Tax expense fees	58	58	58
Custody fees	—	—	211
Exchange listing fees	—	—	9,250
Professional fees	—	—	34,347
Insurance fees	—	—	1,438
Accounting and administration fees	—	—	15,034
Transfer agent fees	—	—	12,353
Trustee fees	—	—	8,606
Report to shareholders fees	—	—	6,815
Pricing fees	—	—	17,443
Other expenses	—	—	932
Total Expenses	22,261	62,633	123,171
Less expense waivers/reimbursements	(2,355)	(12,770)	(102,209)
Net Expenses	19,906	49,863	20,962
Net Investment Income	30,101	424,010	282,991

Net Realized Gain (Loss) on:
Investments	(424,729)	(178,420)	(85,261)
Foreign currency transactions	(732)	—	—
Total Net Realized Loss	(425,461)	(178,420)	(85,261)

Change in Net Unrealized Appreciation (Depreciation) on:
Investments	(101,443)	83,338	63,111
Foreign currency translations	122	—	—
Total Change in Net Unrealized Appreciation (Depreciation)	(101,321)	83,338	63,111
Net Realized and Change in Unrealized Loss	(526,782)	(95,082)	(22,150)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(496,681)	$328,928	$260,841
Foreign withholding taxes	$2,415	$—	$—

The accompanying notes are an integral part of these financial statements.

Statements of Operations (continued)

For the Year Ended July 31, 2023

	Virtus Seix Senior Loan ETF	Virtus Stone Harbor Emerging Markets High Yield Bond ETF[1]	Virtus Terranova U.S. Quality Momentum ETF
Investment Income:
Dividend income (net of foreign withholding taxes)	$—	$—	$1,576,900
Interest income (net of foreign withholding taxes)	7,033,542	252,822	19,237
Total Investment Income	7,033,542	252,822	1,596,137

Expenses:
Advisory fees	459,075	12,849	290,018
Line of credit fees	10,450	—	—
Tax expense fees	—	685	58
Interest expense fees	37,074	—	—
Total Expenses	506,599	13,534	290,076
Less expense waivers/reimbursements	(10,450)	—	—
Net Expenses	496,149	13,534	290,076
Net Investment Income	6,537,393	239,288	1,306,061

Net Realized Gain (Loss) on:
Investments	(2,232,007)	(8,962)	(9,688,585)
In-kind redemptions	—	—	9,737,370
Total Net Realized Gain (Loss)	(2,232,007)	(8,962)	48,785

Change in Net Unrealized Appreciation (Depreciation) on:
Investments	2,489,005	25,136	8,346,992
Total Change in Net Unrealized Appreciation	2,489,005	25,136	8,346,992
Net Realized and Change in Unrealized Gain	256,998	16,174	8,395,777
Net Increase in Net Assets Resulting from Operations	$6,794,391	$255,462	$9,701,838
Foreign withholding taxes	$—	$168	$733

1From December 12, 2022 (commencement of operations) through July 31, 2023.

Statements of Changes in Net Assets

The accompanying notes are an integral part of these financial statements.

	Virtus Duff & Phelps Clean Energy ETF		Virtus Newfleet ABS/MBS ETF
	For the Year Ended July 31, 2023	For the Period August 3, 2021[1] Through July 31, 2022	For the Year Ended July 31, 2023	For the Year Ended July 31, 2022
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$30,101	$20,326	$424,010	$245,674
Net realized loss	(425,461)	(171,169)	(178,420)	(222,463)
Net change in unrealized appreciation (depreciation)	(101,321)	37,111	83,338	(689,799)
Net increase (decrease) in net assets resulting from operations	(496,681)	(113,732)	328,928	(666,588)
Distributions to Shareholders	(23,238)	(16,979)	(408,549)	(278,987)

Shareholder Transactions:
Proceeds from shares sold	—	5,106,368	—	1,249,750
Cost of shares redeemed	—	(1,306,457)	—	(2,355,529)
Net increase (decrease) in net assets resulting from shareholder transactions	—	3,799,911	—	(1,105,779)
Increase (decrease) in net assets	(519,919)	3,669,200	(79,621)	(2,051,354)

Net Assets:
Beginning of period/year	3,669,200	—	12,965,545	15,016,899
End of period/year	$3,149,281	$3,669,200	$12,885,924	$12,965,545

Changes in Shares Outstanding:
Shares outstanding, beginning of period/year	150,004	—	550,004	600,004
Shares sold	—	200,004	—	50,000
Shares redeemed	—	(50,000)	—	(100,000)
Shares outstanding, end of period/year	150,004	150,004	550,004	550,004

1Commencement of operations.

Statements of Changes in Net Assets (continued)

The accompanying notes are an integral part of these financial statements.

	Virtus Newfleet High Yield Bond ETF		Virtus Seix Senior Loan ETF
	For the Year Ended July 31, 2023	For the Year Ended July 31, 2022	For the Year Ended July 31, 2023	For the Year Ended July 31, 2022
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$282,991	$320,039	$6,537,393	$2,708,876
Net realized loss	(85,261)	(304,997)	(2,232,007)	(1,137,933)
Net change in unrealized appreciation (depreciation)	63,111	(515,469)	2,489,005	(3,780,211)
Net increase (decrease) in net assets resulting from operations	260,841	(500,427)	6,794,391	(2,209,268)
Distributions to Shareholders	(292,764)	(313,402)	(6,048,769)	(2,828,081)

Shareholder Transactions:
Proceeds from shares sold	—	—	55,997,491	76,618,685
Cost of shares redeemed	—	(1,086,927)	(53,309,847)	(36,567,776)
Net increase (decrease) in net assets resulting from shareholder transactions	—	(1,086,927)	2,687,644	40,050,909
Increase (decrease) in net assets	(31,923)	(1,900,756)	3,433,266	35,013,560

Net Assets:
Beginning of year	4,371,119	6,271,875	73,852,309	38,838,749
End of year	$4,339,196	$4,371,119	$77,285,575	$73,852,309

Changes in Shares Outstanding:
Shares outstanding, beginning of year	204,000	254,000	3,150,004	1,550,004
Shares sold	—	—	2,375,000	3,100,000
Shares redeemed	—	(50,000)	(2,275,000)	(1,500,000)
Shares outstanding, end of year	204,000	204,000	3,250,004	3,150,004

Statements of Changes in Net Assets (continued)

The accompanying notes are an integral part of these financial statements.

	Virtus Stone Harbor Emerging Markets High Yield Bond ETF	Virtus Terranova U.S. Quality Momentum ETF
	For the Period December 12, 2022[1] Through July 31, 2023	For the Year Ended July 31, 2023	For the Year Ended July 31, 2022
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$239,288	$1,306,061	$940,833
Net realized gain (loss)	(8,962)	48,785	(6,990,708)
Net change in unrealized appreciation (depreciation)	25,136	8,346,992	(8,556,912)
Net increase (decrease) in net assets resulting from operations	255,462	9,701,838	(14,606,787)
Distributions to Shareholders	(228,126)	(1,252,089)	(587,959)

Shareholder Transactions:
Proceeds from shares sold	3,753,751	80,905,739	119,600,558
Cost of shares redeemed	—	(76,108,495)	(101,665,052)
Net increase in net assets resulting from shareholder transactions	3,753,751	4,797,244	17,935,506
Increase in net assets	3,781,087	13,246,993	2,740,760

Net Assets:
Beginning of period/year	—	87,516,137	84,775,377
End of period/year	$3,781,087	$100,763,130	$87,516,137

Changes in Shares Outstanding:
Shares outstanding, beginning of period/year	—	3,200,004	2,800,004
Shares sold	150,004	2,900,000	3,950,000
Shares redeemed	—	(2,700,000)	(3,550,000)
Shares outstanding, end of period/year	150,004	3,400,004	3,200,004

1Commencement of operations.

Financial Highlights

The accompanying notes are an integral part of these financial statements.

	Virtus Duff & Phelps Clean Energy ETF
	For the Year Ended July 31, 2023	For the Period August 3, 2021[1] Through July 31, 2022
Per Share Data for a Share Outstanding throughout each period presented:
Net asset value, beginning of period	$24.46	$25.55
Investment operations:
Net investment income[2]	0.20	0.14
Net realized and unrealized loss	(3.52)	(1.12)
Total from investment operations	(3.32)	(0.98)

Less Distributions from:
Net investment income	(0.15)	(0.11)
Total distributions	(0.15)	(0.11)
Net Asset Value, End of period	$20.99	$24.46
Net Asset Value Total Return[3]	(13.55)%	(3.76)%
Net assets, end of period (000’s omitted)	$3,149	$3,669

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses, net of expense waivers	0.59%	0.59%[4]
Expenses, prior to expense waivers	0.66%	0.66%[4]
Net investment income	0.89%	0.62%[4]
Portfolio turnover rate[5]	58%	39%[6]

1Commencement of operations.

2Based on average shares outstanding.

3Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemptions at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.

4Annualized.

5Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

6Not annualized.

Financial Highlights (continued)

The accompanying notes are an integral part of these financial statements.

	Virtus Newfleet ABS/MBS ETF
	For the Year Ended July 31, 2023	For the Year Ended July 31, 2022	For the Period February 9, 2021[1] Through July 31, 2021
Per Share Data for a Share Outstanding throughout each period presented:
Net asset value, beginning of period	$23.57	$25.03	$25.00
Investment operations:
Net investment income[2]	0.77	0.38	0.17
Net realized and unrealized gain (loss)	(0.17)	(1.41)	0.04
Total from investment operations	0.60	(1.03)	0.21

Less Distributions from:
Net investment income	(0.74)	(0.43)	(0.18)
Total distributions	(0.74)	(0.43)	(0.18)
Net Asset Value, End of period	$23.43	$23.57	$25.03
Net Asset Value Total Return[3]	2.62%	(4.12)%	0.85%
Net assets, end of period (000’s omitted)	$12,886	$12,966	$15,017

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses, net of expense waivers	0.39%	0.39%	0.39%[4]
Expenses, prior to expense waivers	0.49%	0.49%	0.49%[4]
Net investment income	3.32%	1.56%	1.49%[4]
Portfolio turnover rate[5]	42%	47%	24%[6]

1Commencement of operations.

2Based on average shares outstanding.

3Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemptions at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.

4Annualized.

5Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

6Not annualized.

Financial Highlights (continued)

The accompanying notes are an integral part of these financial statements.

	Virtus Newfleet High Yield Bond ETF
	For the Year Ended July 31, 2023	For the Year Ended July 31, 2022	For the Year Ended July 31, 2021	For the Year Ended July 31, 2020	For the Year Ended July 31, 2019
Per Share Data for a Share Outstanding throughout each year presented:
Net asset value, beginning of year	$21.43	$24.69	$23.51	$23.93	$24.61
Investment operations:
Net investment income[1]	1.39	1.29	1.04	0.90	1.32
Net realized and unrealized gain (loss)	(0.11)	(3.27)	1.21	(0.42)	(0.57)
Total from investment operations	1.28	(1.98)	2.25	0.48	0.75

Less Distributions from:
Net investment income	(1.44)	(1.28)	(1.07)	(0.90)	(1.43)
Total distributions	(1.44)	(1.28)	(1.07)	(0.90)	(1.43)
Net Asset Value, End of year	$21.27	$21.43	$24.69	$23.51	$23.93
Net Asset Value Total Return[2]	6.31%	(8.29)%	9.78%	2.10%	3.14%
Net assets, end of year (000’s omitted)	$4,339	$4,371	$6,272	$7,148	$12,061

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses, net of expense waivers	0.49%	0.49%	0.62%	0.68%	0.68%
Expenses, prior to expense waivers	2.88%	2.32%	1.88%	2.43%	1.03%
Net investment income	6.62%	5.51%	4.27%	3.85%	5.43%
Portfolio turnover rate[3]	46%	67%	121%	124%	82%

1Based on average shares outstanding.

2Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the year, reinvestment of dividends and distributions at net asset value during the year, and redemptions at net asset value on the last day of the year.

3Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Financial Highlights (continued)

The accompanying notes are an integral part of these financial statements.

	Virtus Seix Senior Loan ETF
	For the Year Ended July 31, 2023	For the Year Ended July 31, 2022	For the Year Ended July 31, 2021	For the Year Ended July 31, 2020	For the Period April 24, 2019[1] Through July 31, 2019
Per Share Data for a Share Outstanding throughout each period presented:
Net asset value, beginning of period	$23.45	$25.06	$24.26	$25.02	$25.00
Investment operations:
Net investment income[2]	1.91	1.12	0.79	1.19	0.29
Net realized and unrealized gain (loss)	0.23	(1.57)	0.86	(0.68)	(0.03)
Total from investment operations	2.14	(0.45)	1.65	0.51	0.26

Less Distributions from:
Net investment income	(1.81)	(1.03)	(0.85)	(1.15)	(0.24)
Net realized gains	—	(0.13)	—	(0.12)	—
Total distributions	(1.81)	(1.16)	(0.85)	(1.27)	(0.24)
Net Asset Value, End of period	$23.78	$23.45	$25.06	$24.26	$25.02
Net Asset Value Total Return[3]	9.46%	(1.93)%	6.94%	2.11%	1.08%
Net assets, end of period (000’s omitted)	$77,286	$73,852	$38,839	$7,277	$6,255

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses, net of expense waivers	0.62%[4]	0.57%	0.57%	0.57%	0.57%[5]
Expenses, prior to expense waivers	0.63%[4]	0.57%	0.57%	0.57%	0.57%[5]
Net investment income	8.12%	4.58%	3.20%	4.93%	4.39%[5]
Portfolio turnover rate[6]	364%	592%	851%	546%	544%[7]

1Commencement of operations.

2Based on average shares outstanding.

3Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemptions at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.

4The ratios of expenses to average net assets include interest expense fees of 0.05%.

5Annualized.

6Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

7Not annualized.

Financial Highlights (continued)

The accompanying notes are an integral part of these financial statements.

Virtus Stone Harbor Emerging Markets High Yield Bond ETF
For the Period December 12, 2022[1] Through July 31, 2023
Per Share Data for a Share Outstanding throughout the period presented:
Net asset value, beginning of period	$25.00
Investment operations:
Net investment income[2]	1.60
Net realized and unrealized gain	0.13
Total from investment operations	1.73

Less Distributions from:
Net investment income	(1.52)
Total distributions	(1.52)
Net Asset Value, End of period	$25.21
Net Asset Value Total Return[3]	7.22%
Net assets, end of period (000’s omitted)	$3,781

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	0.58%[4,5]
Net investment income	10.24%[4]
Portfolio turnover rate[6]	57%[7]

1Commencement of operations.

2Based on average shares outstanding.

3Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemptions at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.

4Annualized.

5The ratios of expenses to average net assets includes tax expense fees of 0.03%.

6Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

7Not annualized.

Financial Highlights (continued)

The accompanying notes are an integral part of these financial statements.

	Virtus Terranova U.S. Quality Momentum ETF
	For the Year Ended July 31, 2023	For the Year Ended July 31, 2022	For the Period November 17, 2020[1] Through July 31, 2021
Per Share Data for a Share Outstanding throughout each period presented:
Net asset value, beginning of period	$27.35	$30.28	$24.92
Investment operations:
Net investment income[2]	0.36	0.26	0.12
Net realized and unrealized gain (loss)	2.26	(3.05)	5.26
Total from investment operations	2.62	(2.79)	5.38

Less Distributions from:
Net investment income	(0.33)	(0.14)	(0.02)
Total distributions	(0.33)	(0.14)	(0.02)
Net Asset Value, End of period	$29.64	$27.35	$30.28
Net Asset Value Total Return[3]	9.72%	(9.27)%	21.58%
Net assets, end of period (000’s omitted)	$100,763	$87,516	$84,775

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	0.29%	0.29%	0.29%[4]
Net investment income	1.31%	0.88%	0.62%[4]
Portfolio turnover rate[5]	121%	117%	89%[6]

1Commencement of operations.

2Based on average shares outstanding.

3Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemptions at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.

4Annualized.

5Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

6Not annualized.

Notes to Financial Statements

July 31, 2023

1.ORGANIZATION

Virtus ETF Trust II (the “Trust”) was organized as a Delaware statutory trust on July 14, 2015 and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

As of July 31, 2023, six funds of the Trust are offered for sale. Virtus Duff & Phelps Clean Energy ETF, Virtus Newfleet ABS/MBS ETF, Virtus Newfleet High Yield Bond ETF, Virtus Seix Senior Loan ETF, Virtus Stone Harbor Emerging Markets High Yield Bond ETF and Virtus Terranova U.S. Quality Momentum ETF (each a “Fund” and, collectively, the “Funds”), each a separate investment portfolio of the Trust, are presented in this annual report. The offering of each Fund’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”).

Funds	Investment objective(s)
Virtus Duff & Phelps Clean Energy ETF	Seeks capital appreciation.
Virtus Newfleet ABS/MBS ETF	Seeks income.
Virtus Newfleet High Yield Bond ETF	Seeks to provide a high level of current income and, secondarily, capital appreciation.
Virtus Seix Senior Loan ETF	Seeks to provide a high level of current income.
Virtus Stone Harbor Emerging Markets High Yield Bond ETF	Seeks current income and, secondarily, capital appreciation.
Virtus Terranova U.S. Quality Momentum ETF	Seeks investment results that correspond, before fees and expenses, to the price and yield performance of the Terranova U.S. Quality Momentum Index.

The Virtus Stone Harbor Emerging Markets High Yield Bond ETF commenced operations on December 12, 2022.

There is no guarantee that a Fund will achieve its objective(s).

Virtus Duff & Phelps Clean Energy ETF, Virtus Seix Senior Loan ETF and Virtus Stone Harbor Emerging Markets High Yield Bond ETF each are “non-diversified” Funds, as defined under the 1940 Act.

2.SIGNIFICANT ACCOUNTING POLICIES

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. Each Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(a) Use of Estimates

Management makes certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(b) Indemnification

In the normal course of business, the Funds may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

(c) Security Valuation

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded. Securities regularly traded in an over the counter market are valued at the latest quoted sale price in such market or in the case of the New York Stock Exchange (“NYSE”), at the NYSE Official Closing Price. Such valuations are typically categorized as Level 1 in the fair value hierarchy. The Board of Trustees of the Trust (the “Board”) has designated Virtus ETF Advisers LLC (the “Adviser”) to serve as its valuation designee, pursuant to Rule 2a-5 under the 1940 Act, to perform the fair value determinations relating to any or the Funds

Notes to Financial Statements (continued)

July 31, 2023

investments. Accordingly, if market quotations are not readily available, or if it is determined that a quotation of a security does not represent fair value, then the security is valued by the Adviser at fair value as determined in good faith using procedures approved by the Board. Such valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer-supplied prices. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. Such valuations are typically categorized as Level 2 in the fair value hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued using procedures adopted by the Board are generally categorized as Level 3 in the hierarchy.

Investments in other open-end investment companies are valued based on their net asset value each business day and are typically categorized as Level 1 in the fair value hierarchy.

(d) Fair Value Measurement

Accounting Standards Codification, Fair Value Measurements and Disclosures (“ASC 820”) defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and requires disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurement. Under ASC 820, various inputs are used in determining the value of the Funds’ investments. The Adviser, on behalf of the Fund, utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. These inputs are summarized in the following hierarchy:

•Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value each Fund’s investments at July 31, 2023, is disclosed at the end of each Fund’s Schedule of Investments.

(e) Security Transactions and Investment Income

Security transactions are accounted for on the trade date. Realized gains and losses on sales of investment securities are calculated using specific identification. Dividend income is recognized on the ex-dividend date. Expenses and interest income are recognized on the accrual basis. Amortization of premium and accretion of discount on debt securities are included in interest income. Each Fund amortizes premiums and accretes discounts using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method.

(f) Expenses

Each Fund pays all of its expenses not assumed by its Sub-Adviser, if any, as defined in Note 3, or the Adviser. General Trust expenses that are allocated among and charged to the assets of the Funds are done so on a basis that the Board deems fair and equitable, which may be on a basis of relative net assets of each Fund or the nature of the services performed and relative applicability to each Fund.

(g) Distributions to Shareholders

Distributions are recorded by the Funds on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from GAAP in the United States of America.

(h) When-issued Purchases and Forward Commitments (Delayed Delivery)

The Funds may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date, ordinarily up to 90 days later. When-issued or forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. The Funds record when-issued and delayed delivery securities on the trade date. The Funds maintain collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

Notes to Financial Statements (continued)

July 31, 2023

(i) Loan Agreements

The Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Loan agreements are generally non-investment grade and often involve borrowers that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Loan agreements are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The lender administers the terms of the loan, as specified in the loan agreement. A Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan.

A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Loan agreements may involve foreign borrowers, and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The loan agreements have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR (London Interbank Offered Rate), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a loan agreement is purchased, a Fund may pay an assignment fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

3.INVESTMENT MANAGEMENT, RELATED PARTIES AND OTHER AGREEMENTS

Investment Advisory Agreement

The Trust, on behalf of each Fund, has entered into an Investment Advisory Agreement (collectively, the “Advisory Agreement”) with Virtus ETF Advisers LLC (the “Adviser”), an indirect wholly owned subsidiary of Virtus Investment Partners, Inc. (Ticker: VRTS) (together with its affiliates, “Virtus”). Pursuant to the Advisory Agreement, the Adviser has overall supervisory responsibility for the general management and investment of the Funds’ securities portfolios. The Adviser has agreed to pay all of the ordinary operating expenses of each of the Virtus Duff & Phelps Clean Energy ETF, Virtus Newfleet ABS/MBS ETF, Virtus Seix Senior Loan ETF, Virtus Stone Harbor Emerging Markets High Yield Bond ETF and Virtus Terranova U.S. Quality Momentum ETF, except for the following expenses, each of which is paid by the applicable Fund: the Adviser’s fee; payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund. The Adviser is entitled to receive a fee from each Fund based on each Fund’s average daily net assets, computed and accrued daily and payable monthly, at an annual rate as follows:

Funds	Rate
Virtus Duff & Phelps Clean Energy ETF	0.66%*
Virtus Newfleet ABS/MBS ETF	0.49%**
Virtus Newfleet High Yield Bond ETF	0.39%
Virtus Seix Senior Loan ETF	0.57%
Virtus Stone Harbor Emerging Markets High Yield Bond ETF	0.55%
Virtus Terranova U.S. Quality Momentum ETF	0.29%

*The Adviser has contractually agreed to waive a portion of the Fund’s management fee equal to 0.07% of the Fund’s average daily net assets through at least November 28, 2023, which will have the effect of reducing the Fund’s expenses (the “Fee Waiver Agreement”). While the Adviser or the Fund may discontinue the Fee Waiver Agreement after the contractual period, it may only be terminated during its term by either party upon written notice; provided that such termination shall require the approval of the Fund’s Board of Trustees.

**The Adviser has contractually agreed to waive a portion of the Fund’s management fee equal to 0.10% of the Fund’s average daily net assets through at least November 28, 2023, which will have the effect of reducing the Fund’s expenses (the “Fee Waiver Agreement”). While the Adviser or the Fund may discontinue the Fee Waiver Agreement after the contractual period, it may only be terminated during its term by either party upon written notice; provided that such termination shall require the approval of the Fund’s Board of Trustees.

Notes to Financial Statements (continued)

July 31, 2023

For the year ended July 31, 2023, the Adviser waived management fees of the Funds as follows:

Fund Expenses Waived
Virtus Duff & Phelps Clean Energy ETF	$2,322
Virtus Newfleet ABS/MBS ETF	$12,770

The Advisory Agreement may be terminated by the Trust on behalf of each Fund with the approval of each Fund’s Board or by a vote of the majority of the Funds’ shareholders. The Advisory Agreement may also be terminated by the Adviser by not more than 60 days’ nor less than 30 days’ written notice.

Expense Limitation Agreement

The Adviser has voluntarily agreed to reimburse the line of credit fees for Virtus Seix Senior Loan ETF for an amount up to 0.01% of the Fund’s average daily net assets. The amount of the reimbursement for the year ended July 31, 2023, was $10,450. The Adviser has contractually agreed to reduce its fees and reimburse expenses in order to limit Virtus Newfleet High Yield Bond ETF’s total operating expenses (excluding any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation) or acquired fund fees, and expenses, if any, payable pursuant to a Rule 12b-1 Distribution Plan) from exceeding 0.49% of the Fund’s average daily net assets through at least November 28, 2023.

The expense limitation agreement with respect to Virtus Newfleet High Yield Bond ETF will be terminated upon termination of the Advisory Agreement between the Adviser and the Fund. In addition, while the Adviser or the Fund may discontinue the expense limitation agreement after the contractual period, it may only be terminated during its term with the approval of the Fund’s Board of Trustees.

Under certain conditions, the Adviser may recapture operating expenses waived or reimbursed under the expense limitation agreement for a period of three years following the date on which such waiver or reimbursement occurred; provided that such recapture may not cause the Fund’s total operating expenses to exceed 0.49% of the average daily net assets of the Fund (or any lower expense limitation or limitations to which the Fund and the Adviser may otherwise agree). All or a portion of the following expenses reimbursed by the Adviser may be recaptured during the fiscal years indicated:

Fund	2024	2025	2026
Virtus Newfleet High Yield Bond ETF	$80,940	$106,032	$102,209

Sub-Advisory Agreement

Each Sub-Adviser provides investment advice and management services to its respective Fund. Pursuant to an investment sub-advisory agreement among the Trust, the respective Sub-Adviser and the Adviser, the Adviser pays each Fund’s Sub-Adviser a sub-advisory fee calculated as shown below.

Funds	Sub-Advisers	Sub-Advisory Fees
Virtus Duff & Phelps Clean Energy ETF	Duff & Phelps Investment Management Co.(1)	50% of the net advisory fee(2)
Virtus Newfleet ABS/MBS ETF	Virtus Fixed Income Advisers, LLC, operating through its division Newfleet Asset Management(1)	50% of the net advisory fee(2)
Virtus Newfleet High Yield Bond ETF	Virtus Fixed Income Advisers, LLC, operating through its division Newfleet Asset Management(1)	50% of the net advisory fee(3)
Virtus Seix Senior Loan ETF	Virtus Fixed Income Advisers, LLC, operating through its division Seix Investment Advisors(1)	50% of the net advisory fee(2)
Virtus Stone Harbor Emerging Markets High Yield Bond ETF	Virtus Fixed Income Advisers, LLC, operating through its division Stone Harbor Investment Partners(1)	50% of the net advisory fee(2)

(1)An indirect wholly-owned subsidiary of Virtus.

(2)Net advisory fee: The advisory fee paid by the Fund to the Adviser for investment advisory services under the Adviser’s investment advisory agreement with the Fund, after deducting the payment of all of the ordinary operating expenses of the Fund under the Adviser’s unified fee arrangement. In the event that the Adviser waives all or a portion of its fee pursuant to an applicable waiver agreement, then the Sub-Adviser will waive its fee in the same proportion as the Adviser.

(3)Net advisory fee: The advisory fee paid by the Fund to the Adviser for investment advisory services under the Adviser’s investment advisory agreement with the Fund, after accounting for any applicable fee waiver and/or expense limitation agreement, which will not include reimbursement of the Adviser for any expenses or recapture of prior waivers. In the event the Adviser waives its entire fee and also assumes expenses of the Fund pursuant to an applicable expense limitation agreement, the Sub- Adviser will similarly waive its entire fee and will share in the expense assumption by promptly paying to the Adviser (or its designee) 50% of the assumed amount.

Notes to Financial Statements (continued)

July 31, 2023

If during the term of the Sub-Advisory Agreement the Adviser later recaptures some or all of fees waived or expenses reimbursed by the Adviser and the Sub-Adviser together, then the Adviser will pay to the Sub-Adviser 50% of the amount recaptured.

Principal Underwriter

Pursuant to the terms of a Distribution Agreement with the Trust, VP Distributors, LLC (the “Distributor”) serves as the Funds’ principal underwriter. The Distributor receives compensation from the Adviser for the statutory underwriting services it provides to the Funds. The Distributor will not distribute shares in less than Creation Units (as hereinafter defined), and does not maintain a secondary market in shares. The shares are traded in the secondary market. The Distributor is an indirect wholly-owned subsidiary of Virtus.

Distribution and Service (12b-1 Plan)

The Board of Trustees has adopted a distribution and service plan under which each of Virtus Duff & Phelps Clean Energy ETF, Virtus Newfleet ABS/MBS ETF, Virtus Seix Senior Loan ETF, Virtus Stone Harbor Emerging Markets High Yield Bond ETF and Virtus Terranova U.S. Quality Momentum ETF is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services. No 12b-1 fees are currently paid by the Funds and there are no current plans to impose these fees.

Operational Administrator

Virtus ETF Solutions LLC (the “Administrator”) serves as the Funds’ operational administrator. The Administrator supervises the overall administration of the Trust and the Funds including, among other responsibilities, the coordination and day-to-day oversight of the Funds’ operations, the service providers’ communications with the Funds and each other and assistance with Trust, Board and contractual matters related to the Funds and other series of the Trust. The Administrator also provides persons satisfactory to the Board to serve as officers of the Trust. The Administrator is an indirect wholly-owned subsidiary of Virtus.

Accounting Services Administrator, Custodian and Transfer Agent

The Bank of New York Mellon (“BNY Mellon”) provides administrative, accounting, tax and financial reporting for the maintenance and operations of the Trust as the Funds’ accounting services administrator. BNY Mellon also serves as the custodian for the Funds’ assets, and serves as transfer agent and dividend paying agent for the Funds.

Affiliated Shareholders

At July 31, 2023, Virtus Partners, Inc. held shares of the below funds which may be sold at any time that aggregated to the following:

	Shares	% of shares outstanding
Virtus Duff & Phelps Clean Energy ETF	65,500	43.7%
Virtus Newfleet ABS/MBS ETF	200,000	36.4%
Virtus Seix Senior Loan ETF	764,000	23.5%
Virtus Stone Harbor Emerging Markets High Yield Bond ETF	98,800	65.9%

4.CREATION AND REDEMPTION TRANSACTIONS

The Funds, except the Virtus Duff & Phelps Clean Energy ETF and Virtus Seix Senior Loan ETF, issue and redeem shares on a continuous basis at Net Asset Value (“NAV”) in groups of 50,000 shares called “Creation Units.” The Virtus Duff & Phelps Clean Energy ETF and Virtus Seix Senior Loan ETF issue and redeem shares on a continuous basis at NAV in groups of 25,000 shares per Creation Unit. The Funds’ Creation Units may be issued and redeemed generally for cash or an in-kind deposit of securities held by the Funds. In each instance of cash creations or redemptions, the Trust may impose transaction fees based on transaction expenses related to the particular exchange that will be higher than the transaction fees associated with in-kind purchases or redemptions. Only “Authorized Participants” who have entered into contractual arrangements with the Distributor may purchase or redeem shares directly from the Funds. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

Authorized participants pay a fixed transaction fee of $500 to the shareholder servicing agent when purchasing and redeeming Creation Units of the Funds. The transaction fee is used to defray the costs associated with the issuance and redemption of Creation Units.

Notes to Financial Statements (continued)

July 31, 2023

5.FEDERAL INCOME TAX

Each Fund intends to qualify as a “regulated investment company” under Sub-chapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders. Therefore, no federal income or excise tax provision is required. Accounting for Uncertainty in Income Taxes as issued by the Financial Accounting Standards Board provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements, and requires the evaluation of tax positions taken or expected to be taken in the course of preparing a Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Interest and penalties related to income taxes would be recorded as income tax expense. Management of the Funds is required to analyze all open tax years (2020, 2021 and 2022), as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of July 31, 2023, the Funds did not have a liability for any unrecognized tax benefits or uncertain tax positions that would require recognition in the financial statements. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds recognize interest accrued related to unrecognized tax benefits and penalties as income tax expense. For the year ended July 31, 2023, the Funds had no accrued penalties or interest.

At July 31, 2023, the adjusted cost basis of investments and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Funds	Federal Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Virtus Duff & Phelps Clean Energy ETF	$3,189,158	$329,703	$(494,065)	$(164,362)
Virtus Newfleet ABS/MBS ETF	13,444,659	32,571	(620,114)	(587,543)
Virtus Newfleet High Yield Bond ETF	4,640,240	42,221	(343,648)	(301,427)
Virtus Seix Senior Loan ETF	78,535,227	861,644	(2,028,609)	(1,166,965)
Virtus Stone Harbor Emerging Markets High Yield Bond ETF	3,710,082	117,909	(96,861)	21,048
Virtus Terranova U.S. Quality Momentum ETF	91,146,379	9,010,440	(1,095,395)	7,915,045

At July 31, 2023, the components of accumulated earnings/loss on a tax-basis were as follows:

Funds	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Loss)
Virtus Duff & Phelps Clean Energy ETF	$8,714	$(523,058)	$(164,353)	(678,697)
Virtus Newfleet ABS/MBS ETF	44,651	(465,943)	(587,543)	(1,008,835)
Virtus Newfleet High Yield Bond ETF	6,570	(3,134,557)	(301,427)	(3,429,414)
Virtus Seix Senior Loan ETF	271,198	(3,146,231)	(1,166,965)	(4,041,998)
Virtus Stone Harbor Emerging Markets High Yield Bond ETF	12,743	(5,770)	21,048	28,021
Virtus Terranova U.S. Quality Momentum ETF	699,325	(26,946,642)	7,915,045	(18,332,272)

Capital losses incurred after October 31 (“Post-October Losses”) and ordinary losses incurred after December 31 (“Late Year Ordinary Losses”) within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. During the fiscal year ended July 31, 2023, the Funds did not incur and or elect to defer Post-October Losses and Late Year Ordinary Losses.

Notes to Financial Statements (continued)

July 31, 2023

The tax character of distributions paid during the years ended July 31, 2023 and July 31, 2022 were as follows:

	2023		2022
Funds	Distributions Paid From Ordinary Income*	Distributions Paid From Long-Term Capital Gains	Distributions Paid From Ordinary Income*	Distributions Paid From Long-Term Capital Gains
Virtus Duff & Phelps Clean Energy ETF	$23,238	$—	$16,979	$—
Virtus Newfleet ABS/MBS ETF	408,549	—	278,987	—
Virtus Newfleet High Yield Bond ETF	292,764	—	313,402	—
Virtus Seix Senior Loan ETF	6,048,769	—	2,828,081	—
Virtus Stone Harbor Emerging Markets High Yield Bond ETF	228,126	—	—	—
Virtus Terranova U.S. Quality Momentum ETF	1,252,089	—	587,959	—

*Short-term gain distributions, if any, are reported as ordinary income for federal tax purposes.

At July 31, 2023, for Federal income tax purposes, the following Funds had capital loss carryforwards available to offset future capital gains for an unlimited period. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders:

Funds	Short-Term No Expiration	Long-Term No Expiration	Total
Virtus Duff & Phelps Clean Energy ETF	$229,499	$293,559	$523,058
Virtus Newfleet ABS/MBS ETF	123,613	342,330	465,943
Virtus Newfleet High Yield Bond ETF	583,189	2,551,368	3,134,557
Virtus Seix Senior Loan ETF	1,563,411	1,582,820	3,146,231
Virtus Stone Harbor Emerging Markets High Yield Bond ETF	5,770	—	5,770
Virtus Terranova U.S. Quality Momentum ETF	23,564,745	3,381,897	26,946,642

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. At July 31, 2023, the effect of permanent book/tax reclassifications resulted in increases (decreases) to the components of net assets as follows:

Funds	Distributable Earnings (Accumulated Deficit)	Paid-in- Capital
Virtus Duff & Phelps Clean Energy ETF	$—	$—
Virtus Newfleet ABS/MBS ETF	—	—
Virtus Newfleet High Yield Bond ETF	—	—
Virtus Seix Senior Loan ETF	—	—
Virtus Stone Harbor Emerging Markets High Yield Bond ETF	685	(685)
Virtus Terranova U.S. Quality Momentum ETF	(9,089,582)	9,089,582

6.INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term investments), subscriptions in-kind and redemptions in-kind for the year ended July 31, 2023 were as follows:

Funds	Purchases	Sales	Subscriptions In-Kind	Redemptions In-Kind
Virtus Duff & Phelps Clean Energy ETF	$1,876,630	$1,861,236	$—	$—
Virtus Newfleet ABS/MBS ETF	5,406,553	5,409,443	—	—
Virtus Newfleet High Yield Bond ETF	2,177,066	1,731,764	—	—
Virtus Seix Senior Loan ETF	292,208,354	286,300,341	—	—
Virtus Stone Harbor Emerging Markets High Yield Bond ETF	3,301,502	1,926,791	2,269,551	—
Virtus Terranova U.S. Quality Momentum ETF	119,091,223	119,041,913	80,914,351	76,879,392

Notes to Financial Statements (continued)

July 31, 2023

Purchases and sales of investments in long-term U.S. Government Securities for the year ended July 31, 2023 were as follows:

Fund	Purchases	Sales
Virtus Newfleet High Yield Bond ETF	$87,209	$88,211

7.BORROWINGS

The Virtus Seix Senior Loan ETF entered into Lending Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank. Borrowings under the Agreement is collateralized by investments of the Fund. If the Fund defaults with respect to any of its obligations under the Agreement, the Bank may foreclose on assets of the Fund and/or the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Agreement, necessitating the sale of securities at potentially inopportune times. Interest is charged at the Secured Overnight Financing Rate (“SOFR”) plus an additional percentage rate on the amount borrowed. The Agreement has an on-demand commitment term. For the year ended July 31, 2023, the average daily borrowings under the Agreement and the weighted average interest rate were $5,963,415 and 3.90%, respectively.

8.INVESTMENT RISKS

As with any investment, an investment in a Fund could result in a loss or the performance of a Fund could be inferior to that of other investments. An investor should consider a Fund’s investment objectives, risks, and charges and expenses carefully before investing. Each Fund’s prospectus and statement of additional information contain this and other important information. Local, regional or global events such as war or military conflict, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on a Fund and its investments, including hampering the ability of each Fund’s portfolio manager(s) to invest each Fund’s assets as intended.

Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.

Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. They may also have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will.

Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest. Each of these factors can affect the value and liquidity of the assets of a Fund. Failure to generate adequate earnings from foreign trade would make it difficult for an emerging market country to service foreign debt. Disruptions resulting from social and political factors may cause the securities markets of emerging market countries to close. If this were to occur, the liquidity and value of a Fund’s assets invested in corporate debt obligations of emerging market companies would decline.

The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance.

Sanctions threatened or imposed may result in a decline in the value and liquidity of a Fund’s assets. The securities of the Fund may be deemed to have a zero value. A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect a Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may

Notes to Financial Statements (continued)

July 31, 2023

be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

For all these reasons, investments in emerging markets may be considered speculative. To the extent that a Fund invests a significant portion of its assets in a particular emerging market, the Fund will be more vulnerable to financial, economic, political and other developments in that country, and conditions that negatively impact that country will have a greater impact on the Fund as compared with a fund that does not have its holdings concentrated in a particular country.

9.CREDIT RISK

Junk Bonds or High Yield Securities: High yield securities are generally subject to greater levels of credit quality risk than investment grade securities. The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated fixed income securities, and adverse conditions could make it difficult at times to sell these securities or could result in lower prices than higher-rated fixed income securities. These risks can reduce the value of a Fund’s shares and the income it earns.

In July 2017, the head of the United Kingdom Financial Conduct Authority (“FCA”) announced the intention to phase out the use of LIBOR by the end of 2021. However, after subsequent announcements by the FCA, the LIBOR administrator and other regulators, certain of the most widely used LIBORs continued until approximately June 30, 2023. The ICE Benchmark Administration Limited, which is regulated and authorized by FCA, and the administrator of LIBOR, ceased publishing certain LIBOR settings on December 31, 2021. On April 3, 2023, the FCA announced its decision to require LIBOR’s administrator to continue to publish the 1-month, 3-month, and 6-month U.S. dollar settings under an unrepresentative synthetic methodology until September 30, 2024. On March 15, 2022, the Adjustable Interest Act (LIBOR) Act (the “LIBOR Act”) was enacted into law which directs the Federal Reserve Board, as a fallback mechanism, to identify benchmark rates based on SOFR that will replace LIBOR in certain financial contracts after June 30, 2023. On December 16, 2022, the Federal Reserve adopted regulations implementing the LIBOR Act. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The expected discontinuation of LIBOR could have a significant impact on the financial markets and may present a material risk for certain market participants, including the Funds. Abandonment of or modifications to LIBOR could lead to significant short- and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain the effects such changes will have on the Funds, issuers of instruments in which the Funds invest, and the financial markets generally.

10. 10% SHAREHOLDERS

As of July 31, 2023, the Funds had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the Funds as detailed below:

Funds	% of Shares Outstanding	Number of Account
Virtus Duff & Phelps Clean Energy ETF	89%	4
Virtus Newfleet ABS/MBS ETF	78	3
Virtus Newfleet High Yield Bond ETF	72	4
Virtus Seix Senior Loan ETF	85	4
Virtus Stone Harbor Emerging Markets High Yield Bond ETF	95	2
Virtus Terranova U.S. Quality Momentum ETF	68	3

Notes to Financial Statements (continued)

July 31, 2023

11.Recent Accounting Pronouncements

In March 2020, the FASB issued Accounting Standards Update (“ASU”) No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. On December 21, 2022, the FASB issued ASU 2022-06 to defer the sunset date of ASC 848 until December 31, 2024. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management is currently evaluating the impact, if any, of ASU 2020-04 and ASU 2020-06, but does not believe there will be a material impact.

12. NEW REGULATORY PRONOUNCEMENT

In October 2022, the SEC adopted a rule and form amendments relating to tailored shareholder reports for mutual funds and ETFs; and fee information in investment company advertisements. The rule and form amendments will require mutual funds and ETFs to transmit streamlined shareholder reports that highlight key information to investors. The rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective in January 2023 and there is an 18-month transition period after the effective date of the amendment with a compliance date of July 2024.

13.SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Virtus ETF Trust II and Shareholders of Virtus Duff & Phelps Clean Energy ETF, Virtus Newfleet ABS/MBS ETF, Virtus Newfleet High Yield Bond ETF, Virtus Seix Senior Loan ETF, Virtus Stone Harbor Emerging Markets High Yield Bond ETF, and Virtus Terranova U.S. Quality Momentum ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (constituting Virtus ETF Trust II, hereafter collectively referred to as the “Funds”) as of July 31, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2023, the results of each of their operations and the changes in each of their net assets for each of the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Virtus Duff & Phelps Clean Energy ETF(3)
Virtus Newfleet ABS/MBS ETF(1)
Virtus Newfleet High Yield Bond ETF(1)
Virtus Seix Senior Loan ETF(1)
Virtus Stone Harbor Emerging Markets High Yield Bond ETF(2)
Virtus Terranova U.S. Quality Momentum ETF(1)

(1)Statement of operations for the year ended July 31, 2023 and statement of changes in net assets for each of the years ended July 31, 2023 and July 31, 2022.

(2)Statement of operations and statement of changes in net assets for the period December 12, 2022 (commencement of operations) through July 31, 2023.

(3)Statement of operations for the year ended July 31, 2023, and statement of changes in net assets for the year ended July 31, 2023 and the period August 3, 2021 (commencement of operations) through July 31, 2022.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023 by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
September 22, 2023

We have served as the auditor of one or more investment companies in Virtus ETF Solutions LLC since 2017.

Statement Regarding Liquidity Risk Management Program (unaudited)

Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a liquidity risk management program (the “Program”) to govern the Funds’ approach to managing liquidity risk, which is the risk that a Fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Program is overseen by the Adviser as the Funds’ Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Funds. Assessment and management of a Fund’s liquidity risk under the Program take into consideration certain factors, such as the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of Fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.

At a meeting of the Board held on May 22, 2023, the Board received a report from the Program Administrator addressing the operation and management of the Program for calendar year 2022 (the “Review Period”). The Program Administrator’s report noted that for the Review Period, the Program Administrator believed that the Program was implemented and operated effectively in all material respects and that existing procedures, controls and safeguards were appropriately designed to enable the Program Administrator to administer the Program in compliance with Rule 22e-4. The Program Administrator’s report noted that during the Review Period, there were no events that created liquidity related concerns for the Funds. The Program Administrator’s report further noted that no significant or reportable changes had been made to the Program during the Review Period and no material changes were made to the Program as a result of the Program Administrator’s annual review. There can be no assurance that the Program will achieve its objectives in the future. Please refer to a Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in that Fund may be subject.

Approval of Advisory Agreements & Board Considerations (unaudited)

August 29, 2022 Consideration of Approval of Advisory Agreement and Sub-Advisory Agreement for Virtus Stone Harbor Emerging Markets High Yield Bond ETF (the “Fund”)

On August 29, 2022, at a meeting (the “Meeting”) at which all of the Trustees were present and could hear and be heard, including all of the Trustees who were not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust (the “Independent Trustees”), the Board of Trustees (the “Board”) of Virtus ETF Trust II (the “Trust”), including the Independent Trustees voting separately, reviewed and unanimously approved an investment advisory agreement between Virtus ETF Advisers LLC (the “Adviser”) and the Trust (the “Advisory Agreement”), and an investment sub-advisory agreement among Virtus Fixed Income Advisers, LLC (the “Sub-Adviser”), the Adviser and the Trust (the “Sub-Advisory Agreement”), each with respect to the Fund.

At the Meeting, the Board received and reviewed information provided by the Adviser and the Sub-Adviser in response to requests of the Board and its counsel, including a memorandum from the Adviser that included a description of the Adviser’s business, a copy of the Adviser’s Form ADV, and certain other information about the Adviser to be considered in connection with the Trustees’ review process (the “Adviser Memorandum”), and a memorandum from the Sub-Adviser that included a description of the Sub-Adviser’s business, a copy of the Sub-Adviser’s Form ADV and certain other information about the Sub-Adviser to be considered in connection with the Trustees’ review process (the “Sub-Adviser Memorandum”). The Board also engaged with representatives of the Adviser and the Sub-Adviser to discuss the Fund.

Advisory Agreement

In deciding on whether to approve the Advisory Agreement with the Adviser on behalf of the Fund, the Board considered numerous factors, including:

The nature, extent, and quality of the services to be provided by the Adviser. The Board considered the responsibilities the Adviser would have under the Advisory Agreement, and the services that would be provided by the Adviser to the Fund, including, without limitation, the management, oversight, and administrative services that the Adviser and its employees will provide to the Fund, the services already provided by the Adviser related to organizing the Fund, the Adviser’s coordination of services for the Fund by the Trust’s service providers, its compliance procedures and practices, and its efforts to promote the Fund. The Board also considered the quality of the services that the Adviser provides to other Virtus exchange-traded funds (“ETFs”), including other series of the Trust. The Board noted that many of the Trust’s executive officers are employees of the Adviser, and serve the Trust without additional compensation from the Fund. The Board also considered the information in the Adviser Memorandum, including descriptions of the Adviser’s investment advisory services and its related non-advisory business. The Board concluded that the quality, extent, and nature of the services proposed to be provided by the Adviser would be satisfactory and adequate for the Fund.

Investment performance of the Fund and the Adviser. The Board evaluated the investment management experience of the Adviser, in light of the services it will be providing. In conducting its review, the Board considered the fact that the Fund had not yet commenced operations and therefore had no investment performance to consider. Therefore, the Board received information from the Adviser regarding, among other things, the Adviser’s experience in organizing, managing and overseeing other Virtus ETFs and coordinating their operation and administration. After consideration of these factors, the Board determined that the Adviser possessed adequate capabilities and experience for the management of the Fund.

The costs of the services to be provided and profits to be realized by the Adviser from its relationship with the Fund. The Board examined and evaluated the proposed arrangements between the Adviser and the Fund under the Advisory Agreement. The Board considered that the Advisory Agreement provided for a “unified fee” structure pursuant to which the Fund’s ordinary operating expenses (subject to customary exclusions) would be paid from the Adviser’s management fee. The Board noted that, under the unified fee arrangement, the Adviser would likely supplement a portion of the cost of operating the Fund for some period of time and considered the benefits that would accrue to the Fund.

The Board also considered the financial condition of the Adviser and the level of commitment to the Fund by the Adviser, including the Adviser’s payment of startup costs for the Fund; potential benefits to the Adviser in managing the Fund, including promotion of the Adviser’s name; and the interests of the Adviser in providing management and oversight services to the Fund. In addition, at the Meeting, the Board compared the proposed management fee and anticipated net expense ratio of the Fund to the management fees and net expense ratios of other funds considered by the Adviser to have similar investment objectives and strategies to the Fund, and assets under management (“AUM”) comparable to the projected asset levels of the Fund (the “Peer Group”). Specifically, the Board noted that the proposed management fee for the Fund was above the average and median, but below the highest, management fees and expense ratios of its Peer Group. In considering the fees, the Board also acknowledged that the Fund was the only actively managed ETF in the Peer Group focusing on the emerging markets high yield bond asset class.

Approval of Advisory Agreements & Board Considerations (unaudited) (continued)

Following these comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the fees proposed to be paid to the Adviser by the Fund would be appropriate and representative of arm’s-length negotiations.

The extent to which economies of scale would be realized as the Fund grows and whether management fee levels reflect these economies of scale for the benefit of the Fund’s investors. The Board considered the fees proposed to be paid to the Adviser. The Board also considered that the Fund would likely experience benefits from the proposed unified fee arrangement and would continue to do so even after the Adviser reaches firm-wide profitability. Accordingly, the Board concluded that the Fund’s proposed fee arrangement would provide benefits through the unified fee structure, and that, at the Fund’s projected asset levels, the Fund’s proposed arrangement with the Adviser would be appropriate.

Other benefits to be derived by the Adviser from its relationship with the Fund. The Board considered material “fall-out” or ancillary benefits that would accrue to the Adviser as a result of its relationship with the Fund (other than the advisory fee). The Board noted that affiliates of the Adviser will serve as principal underwriter and operational administrator for the Fund, and that the association could result in non-quantifiable reputational benefits for those entities. Based on the foregoing information, the Board concluded that such potential benefits are immaterial to its consideration and approval of the Advisory Agreement.

Conclusion. The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed with counsel to the Independent Trustees the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the Advisory Agreement was fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the Board considered relevant.

After full consideration of the above factors as well as other factors, the Board, including the Independent Trustees, unanimously approved the Advisory Agreement on behalf of the Fund.

Sub-Advisory Agreement

In deciding on whether to approve the Sub-Advisory Agreement with the Sub-Adviser on behalf of the Fund, the Board considered numerous factors, including:

The nature, extent, and quality of the services to be provided by the Sub-Adviser. The Board considered the responsibilities the Sub-Adviser would have under the Sub-Advisory Agreement and the services that would be provided by the Sub-Adviser, including, without limitation, the investment advisory services, the Sub-Adviser’s compliance procedures and practices, and its efforts to promote the Fund. The Board considered that, in managing the Fund, the Sub-Adviser would operate through its Stone Harbor Investment Partners division (“Stone Harbor”), and also considered the quality of the services that Stone Harbor provides to other funds, including certain Virtus mutual funds. After reviewing the foregoing information and further information in the materials, including the Sub-Adviser Memorandum (which included descriptions of the Sub-Adviser’s business, including specifically its Stone Harbor division), the Board concluded that the quality, extent, and nature of the services proposed to be provided by the Sub-Adviser would be satisfactory and adequate for the Fund.

The investment management capabilities and experience of the Sub-Adviser. The Board evaluated the investment management experience of the Sub-Adviser, including the Stone Harbor division thereof. In particular, the Board considered the Sub-Adviser’s experience, including specifically Stone Harbor’s expertise in emerging markets debt strategies and the experience of Stone Harbor’s portfolio managers. The Board discussed with the Sub-Adviser the investment objective and strategies for the Fund and the Sub-Adviser’s plans for implementing the strategies. The Board also considered the ability of the Sub-Adviser to provide day-to-day portfolio management of the Fund’s portfolio through the Stone Harbor division of the Sub-Adviser. After consideration of these factors, the Board determined that the Sub-Adviser would be an appropriate sub-adviser to the Fund.

The costs of the services to be provided and profits to be realized by the Sub-Adviser from its relationship with the Fund. The Board examined and evaluated the proposed arrangement between the Sub-Adviser and the Adviser under the Sub-Advisory Agreement. The Board considered the fact that the Advisory Agreement provided for a “unified fee” structure pursuant to which the Fund’s ordinary operating expenses (subject to customary exclusions) would be paid from the Adviser’s management fee. The Board considered the extent to which the Sub-Adviser would bear a portion of Fund expenses. The Board noted that, under the unified fee arrangement, the Sub-Adviser would likely supplement a portion of the cost of operating the Fund for some period of time and considered the benefits that would accrue to the Fund.

Approval of Advisory Agreements & Board Considerations (unaudited) (continued)

The Board considered the Sub-Adviser’s staffing, personnel, and methods of operating, including through its Stone Harbor division; the Sub-Adviser’s compliance policies and procedures pertaining to its Stone Harbor division; the financial condition of the Sub-Adviser and the level of commitment to the Fund by the Sub-Adviser; the projected asset levels of the Fund; and the overall projected expenses of the Fund. The Board also considered potential benefits to the Sub-Adviser in sub-advising the Fund, including promotion of the name of the Sub-Adviser and its Stone Harbor division.

The Board compared the proposed fees and anticipated expenses of the Fund (including the sub-advisory fee) to other funds considered by the Adviser to have investment objectives and strategies similar to the Fund and AUM comparable to the Fund’s projected asset levels, as noted above. The Board also considered the proposed fees of the Fund as they relate to other Stone Harbor sponsored mutual funds. The Board also noted that the Sub-Adviser was an affiliate of the Adviser, and that the Sub-Adviser recently rebranded after a merger of several Virtus-affiliated investment advisers (including the predecessor to Stone Harbor) into a single entity, which, post-merger, operate as separate divisions within the Sub-Adviser. Following these comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the fees proposed to be paid to the Sub-Adviser (pursuant to the Advisory Agreement) would be appropriate and representative of arm’s-length negotiations.

The extent to which economies of scale would be realized as the Fund grows and whether sub-advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. The Board considered the fees proposed to be paid to the Sub-Adviser (including any capped fees). The Board considered that the Fund would likely experience benefits from the proposed unified fee arrangement, particularly where the Sub-Adviser is paying or contributing to Fund expenses in excess of its sub-advisory fee. The Board considered that the Fund would likely continue to experience such benefits even after the Fund’s assets grow to a level where the Sub-Adviser is no longer required to pay or contribute to the Fund’s expenses in excess of the amount received by the Sub-Adviser under the Sub-Advisory Agreement. Accordingly, the Board concluded that the Fund’s proposed fee arrangement would provide benefits through the unified fee structure, and that, at the Fund’s projected asset levels, the Fund’s proposed arrangement with the Sub-Adviser would be appropriate.

Other benefits to be derived by the Sub-Adviser from its relationship with the Fund. The Board considered material “fall-out” or ancillary benefits that would accrue to the Sub-Adviser as a result of its relationship with the Fund (other than the sub-advisory fees). For example, the Board noted that the Sub-Adviser may obtain reputational benefits from the success of the Fund or other Virtus ETFs. Based on their review and other considerations, the Board concluded that such potential benefits are immaterial to its consideration and approval of the Sub-Advisory Agreement.

Conclusion. The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed with counsel to the Independent Trustees the legal standards applicable to its consideration of the Sub-Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the sub-advisory arrangement, as outlined in the Sub-Advisory Agreement, was fair and reasonable in light of the services to be performed, expenses to be incurred, and such other matters as the Board considered relevant.

After full consideration of the above factors as well as other factors, the Board, including the Independent Trustees, unanimously approved the Sub-Advisory Agreement on behalf of the Fund.

Trustees and Officers of the Trust (unaudited)

TRUSTEES AND OFFICERS OF THE TRUST

Information pertaining to the Trustees and officers of the Trust as of the date of issuance of this report is set forth below. The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling the Adviser (toll-free) at (888)-383-4184.

The address for each Trustee and officer is 31 West 52nd Street, 16th Floor, New York, NY 10019. Each Trustee serves until resignation, death, retirement or removal . Officers are elected yearly by the Trustees .

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Myles J. Edwards Year of Birth: 1961	Trustee	Since Inception	General Counsel and Chief Compliance Officer (since 2021), Sanctuary Securities, Inc. and Sanctuary Advisors, LLC; Chief Compliance Officer (since 2020), 1776 Wealth, Inc.; General Counsel and Chief Compliance Officer (since 2019), Bruderman Brothers, LLC and Bruderman Asset Management, LLC; Chief Compliance Officer (since 2018), Netrex Capital Markets, LLC; Chief Executive Officer (since 2018), Final Compliance; Chief Compliance Officer (since 2018), Knight Vinke; and General Counsel, Chief Compliance Officer and Chief Operating Officer (2014 to 2018), Shufro, Rose & Co., LLC.	16	Trustee (since 2016), ETFis Series Trust I (10 portfolios)
James A. Simpson Year of Birth: 1970	Trustee	Since Inception	President (since 2009), ETP Resources, LLC (a financial services consulting company).	16	Trustee (since 2018), Asset Management Fund (5 portfolios); Trustee (since 2013), ETFis Series Trust I (10 portfolios)
Robert S. Tull, Jr. Year of Birth: 1952	Trustee	Since Inception	President (since 2017), ProcureAM, LLC; President (since 2018), Procure Holdings LLC; President (2005 to 2018), Robert Tull & Co.	16	Trustee (since 2013), ETFis Series Trust I (10 portfolios); Trustee (since 2018), Procure ETF Trust II (1 portfolio)

Trustees and Officers of the Trust (unaudited) (continued)

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During Past Five Years
INTERESTED TRUSTEE**
George R. Aylward Year of Birth: 1964	Chairman and Trustee	Since Inception	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc, and/or certain of its subsidiaries; and various senior officer positions with Virtus affiliates (since 2005).	6

Trustee, President and Chief Executive Officer (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Member, Board of Governors of the Investment Company Institute (since 2021); Trustee and President (since 2021), The Merger Fund®; The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Dividend, Interest & Premium Strategy Fund and Virtus Equity & Convertible Income Fund; Director, President and Chief Executive Officer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Director (since 2013), Virtus Global Funds, PLC (5 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (56 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund, Inc.

Trustees and Officers of the Trust (unaudited) (continued)

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During Past Five Years
OTHER EXECUTIVE OFFICERS
Timothy Branigan Year of Birth: 1976	Fund Chief Compliance Officer Deputy Fund Chief Compliance Officer Assistant Chief Compliance Officer	Since 2022 February 2022 to June 2022 2020 to 2022	Various officer positions (since 2019) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.	N/A	N/A
Daphne Chisolm Year of Birth: 1969	Chief Legal Officer and Secretary	Since May 2023

Vice President and Senior Counsel (since 2023), Virtus Investment Partners, Inc.; Attorney at Law engaged in private practice as a solo practitioner (2018 to 2023); and various officer positions (since 2023) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.

				N/A	N/A
Brinton W. Frith Year of Birth: 1969	Treasurer and Chief Financial Officer	Since Inception

President (since 2013), Virtus ETF Advisers LLC; Vice President (since 2016) and Managing Director (since 2013), Virtus ETF Solutions LLC; Treasurer and Chief Financial Officer (since 2013), ETFis Series Trust I; and Treasurer and Chief Financial Officer (since 2015), Virtus ETF Trust II.

				N/A	N/A
Julia Short Year of Birth: 1972	Senior Vice President	Since 2022

Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).

				N/A	N/A

Trustees and Officers of the Trust (unaudited) (continued)

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During Past Five Years
William J. Smalley Year of Birth: 1983	President and Chief Executive Officer	Since Inception

President (since 2012), Virtus ETF Solutions LLC; Managing Principal (2012 to 2016) and Executive Vice President (2016 to 2019), ETF Distributors LLC; Managing Director (since 2012), Virtus ETF Advisers LLC; President and Chief Executive Officer (since 2013), ETFis Series Trust I; and President and Chief Executive Officer (since 2015), Virtus ETF Trust II.

				N/A	N/A
Richard W. Smirl Year of Birth: 1967	Executive Vice President	Since 2022

Chief Operating Officer (since 2021); Virtus Investment Partners, Inc.; Executive Vice President (since 2021), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President (since 2021) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; Chief Operating Officer (2018 to 2021), Russell Investments; Executive Director (Jan. to July 2018), State of Wisconsin Investment Board; and Partner and Chief Operating Officer (2004 to 2018), William Blair Investment Management.

				N/A	N/A

________________

*As of the date of the issuance of this report, the Fund Complex consisted of the Trust, which consisted of six portfolios — Virtus Duff & Phelps Clean Energy ETF, Virtus Newfleet ABS/MBS ETF, Virtus Newfleet High Yield Bond ETF, Virtus Seix Senior Loan ETF, Virtus Stone Harbor Emerging Markets High Yield Bond ETF and Virtus Terranova U.S. Quality Momentum ETF — and ETFis Series Trust I, which consisted of 10 portfolios — InfraCap MLP ETF, InfraCap REIT Preferred ETF, Virtus InfraCap U.S. Preferred Stock ETF, Virtus LifeSci Biotech Clinical Trials ETF, Virtus LifeSci Biotech Products ETF, Virtus Newfleet Multi-Sector Bond ETF, Virtus Private Credit Strategy ETF, Virtus Real Asset Income ETF, Virtus Reaves Utilities ETF and Virtus WMC International Dividend ETF.

** Mr. Aylward is an “interested person” as defined in the 1940 Act, by reason of his position as Director, President and Chief Executive Officer of Virtus Investment Partners, Inc., the ultimate parent company of the Adviser, and various positions with its affiliates.

Supplemental Information (unaudited)

INFORMATION ABOUT PORTFOLIO HOLDINGS

The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT-P. Form N-PORT-P is available on the SEC’s website at https://www.sec.gov.

The Funds’ premium/discount information for the most recently completed calendar year, and the most recently completed calendar quarters since that year is available by visiting www.virtusetfs.com or by calling (888) 383-4184.

INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at (888) 383-0553, by accessing the SEC’s website at www.sec.gov or by accessing the Funds’ website at www.virtusetfs.com.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30th is available by calling toll-free at (888) 383-0553 or by accessing the SEC’s website at www.sec.gov.

TAX INFORMATION

For the fiscal year ended July 31, 2023, the Funds make the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by each Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements.

Funds	QDI	DRD
Virtus Duff & Phelps Clean Energy ETF	100%	51%
Virtus Newfleet ABS/MBS ETF	0%	0%
Virtus Newfleet High Yield Bond ETF	0%	0%
Virtus Seix Senior Loan ETF	0%	0%
Virtus Stone Harbor Emerging Markets High Yield Bond ETF	0%	0%
Virtus Terranova U.S Momentum ETF	100%	100%

c/o VP Distributors, LLC

One Financial Plaza

Hartford, Connecticut 06103

8572(09/23)

(b)	Not applicable

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Other than certain non-substantive changes, there have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR. During the period covered by this report, the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics. A copy of the Registrant’s code of ethics is filed with this Form N-CSR under Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant's board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee. At this time, the registrant's board of trustees believes that the collective experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant's level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $129,891 for 2023 and $88,889 for 2022.

(b)	Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to theperformance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2023 and $0.00 for 2022.

(c)	Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, and tax planning were $31,100 for 2023 and $26,300 for 2022.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income tax returns.

(d)	All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2023 and $1,500 for 2022.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
(e)(2)	None of the services described in paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.
(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $203,885 for 2003 and $165,425 for 2022.
(h)	Not applicable.
(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of all the independent trustees of the registrant. The members of the audit committee are: James A. Simpson, Robert S. Tull, Jr. and Myles J. Edwards.
(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is filed herewith.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(2)(1)	Not applicable.
(a)(2)(2)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus ETF Trust II

By (Signature and Title)*	/s/ William J. Smalley
William J. Smalley, President and Principal Executive Officer
(Principal Executive Officer)

Date	October 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ William J. Smalley
William J. Smalley, President and Principal Executive Officer
(Principal Executive Officer)

Date	October 6, 2023

By (Signature and Title)*	/s/ Brinton W. Frith
Brinton W. Frith, Treasurer and Principal Financial Officer/Principal
Accounting Officer
(Principal Financial Officer/Principal Accounting Officer)

Date	October 6, 2023

* Print the name and title of each signing officer under his or her signature